UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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☐	Soliciting Material under § 240.14a-12

L.B. FOSTER COMPANY
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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L.B. FOSTER COMPANY 415 Holiday Drive, Suite 100 Pittsburgh, Pennsylvania 15220

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 21, 2026
To Our Shareholders:
L.B. Foster Company (the “Company”) will hold its Annual Meeting of Shareholders in a virtual-only format on Thursday, May 21, 2026, at 8:30 AM, Eastern Daylight Time (the “Annual Meeting” or the “Meeting”). You will not be able to attend the Meeting in person at a physical location. We believe that hosting a virtual Annual Meeting enables greater shareholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our shareholders, and reduces the cost and environmental impact of the Meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/FSTR2026 you must enter the control number found on your proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials (the “Notice”) you previously received. Once admitted to the Meeting, you may vote during the Annual Meeting, submit questions, and view the list of shareholders entitled to vote by following the instructions available on the Meeting website. The Meeting will be held for the purposes of:
1.	Election of a board of six directors for one-year terms;
2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026; and
3.	Advisory approval of the compensation paid to the Company’s named executive officers in 2025.
Shareholders will also be asked to consider and act upon such other business that properly comes before the Annual Meeting.
Shareholders are cordially invited to attend the Annual Meeting. Only holders of record of Company common stock at the close of business on March 19, 2026 will be entitled to vote at the Annual Meeting or at any adjournment or postponement thereof.
U.S. Securities and Exchange Commission rules allow companies to furnish proxy materials to their shareholders over the Internet. This process expedites shareholder receipt of proxy materials and lowers the cost of our Annual Meeting. On or about April 10, 2026, we released to our shareholders a Notice containing instructions on how to access our 2026 Proxy Statement and 2025 Annual Report and how to cast your vote. The Notice also includes instructions on how to receive a paper copy of the Annual Meeting materials.
Your vote is important. Whether you plan to attend the Annual Meeting or not, we hope you will vote your shares as soon as possible. Please sign, date, and return your proxy card or voting instruction form or vote by telephone or via the Internet; instructions are included on the Notice, proxy card, and voting instruction form.

Patrick J. Guinee
Pittsburgh, Pennsylvania April 10, 2026	Executive Vice President, General Counsel and Corporate Secretary

i

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include any statement that does not directly relate to any historical or current fact. Sentences containing words such as “believe,” “intend,” “plan,” “may,” “will,” “expect,” “should,” “could,” “continue,” “anticipate,” “estimate,” “predict,” “project,” or their negatives, or other similar expressions of a future or forward-looking nature generally should be considered forward-looking statements. Forward-looking statements in this Proxy Statement are based on management’s current expectations and assumptions about future events that involve inherent risks and uncertainties and may concern, among other things, L.B. Foster Company’s (the “Company’s”) expectations and assumptions about future events that involve inherent risks and uncertainties and may concern, among other things, the Company’s expectations relating to our strategy, goals, projections, valuations and impairments, and plans regarding our financial position, liquidity, capital resources, results of operations and decisions regarding our strategic growth initiatives, market position, and product development. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company cautions readers that various factors could cause the actual results of the Company to differ materially from those indicated by forward-looking statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties related to: adverse economic conditions in the markets we serve, including recession, the volatility in the prices for oil and gas, tariffs, duties or trade wars, inflation, rising labor costs, project delays, and budget shortfalls, or otherwise; the disruption of government funding programs as a result of potential periodic government shutdowns; volatility in the global capital markets, including interest rate fluctuations, which could adversely affect our ability to access the capital markets on terms that are favorable to us; restrictions on our ability to draw on our credit agreement, including as a result of any future inability to comply with restrictive covenants contained therein; a decrease in freight or transit rail traffic; environmental matters and the impact of environmental regulations, including any costs associated with any remediation and monitoring of such matters; the risk of doing business in international markets, including compliance with anti-corruption and bribery laws, foreign currency fluctuations and inflation, global shipping disruptions, the imposition of increased or new tariffs, and trade restrictions or embargoes, or uncertainties relating to the imposition and enforcement of tariffs; our ability to timely effectuate our strategy, including cost reduction initiatives, and our ability to effectively integrate acquired businesses or to divest businesses, and to realize anticipated synergies and benefits; costs of and impacts associated with shareholder activism; the timeliness and availability of materials from our major suppliers, as well as the impact on our access to supplies of customer preferences as to the origin of such supplies, such as customers’ concerns about conflict minerals; labor disputes; emerging technologies, including those related to or arising from artificial intelligence, and resultant risks to our business and operations; cybersecurity risks such as data security breaches, malware, ransomware, “hacking,” and identity theft, either with respect to our systems or those of third parties on whom we rely, which could disrupt our business and may result in misuse or misappropriation of confidential or proprietary information, and could result in the disruption or damage to our systems, increased costs and losses, or an adverse effect to our reputation, business or financial condition; the continuing effectiveness of our ongoing implementation of an enterprise resource planning system; changes in current accounting estimates and their ultimate outcomes; the adequacy of internal and external sources of funds to meet financing needs, including our ability to negotiate any additional necessary amendments to our credit agreement or the terms of any new credit agreement, the Company’s ability to manage its working capital requirements and indebtedness; domestic and international taxes, including estimates that may impact taxes; domestic and foreign government regulations, including tariffs; our ability to maintain effective internal controls over financial reporting and disclosure controls and procedures; any change in policy or other change due to the results of the UK’s parliamentary elections and the US presidential and congressional elections that could affect UK or US business conditions; other geopolitical conditions, including the ongoing conflicts between Russia and Ukraine, conflicts in the Middle East, and increasing tensions between China and Taiwan; a lack of, freezing of, or delay in state or federal funding for infrastructure projects; an increase in manufacturing or material costs, including volatility in steel prices and wage inflation; the loss of future revenues from current customers; any future global health crises, and the related social, regulatory, and economic impacts and the response thereto by the Company, our employees, our customers, and national, state, or local governments, including any governmental travel restrictions; and risks inherent in litigation and the outcome of litigation and product warranty claims. Should one or more of these risks or uncertainties materialize, or should the assumptions
ii

underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. Significant risks and uncertainties that may affect the operations, performance, and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” and elsewhere in our Annual Report on Form 10-K and our other current or periodic filings with the Securities and Exchange Commission.
The forward-looking statements in this Proxy Statement are made as of the date of this Proxy Statement and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by the federal securities laws.
iii

L.B. FOSTER COMPANY

PROXY STATEMENT

GENERAL INFORMATION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of L.B. Foster Company (the “Company”) to be voted at the May 21, 2026 Annual Meeting of Shareholders and at any adjournment or postponement thereof (the “Annual Meeting” or the “Meeting”). This Proxy Statement, the Notice of Internet Availability of Proxy Materials, the proxy card, and our 2025 Annual Report to Shareholders were each made available to shareholders on the Internet, free of charge, at www.proxyvote.com or mailed on or about April 10, 2026.
At the close of business on March 19, 2026, the record date for entitlement to vote at the Meeting (the “Record Date”), there were 10,458,591 shares of common stock outstanding. Only holders of record of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or at any adjournment or postponement thereof. Such shareholders will have one vote for each share held on that date.
The presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a matter to be acted on at the Annual Meeting will constitute a quorum. Where a shareholder’s proxy or ballot is properly executed and returned but does not provide voting instructions, the shares of such shareholder will nevertheless be counted as being present at the Meeting for the purpose of determining a quorum. Abstentions and “broker non-votes” (as described below) will be counted for purposes of determining a quorum.
If your shares are held in “street name” (i.e., held for your account by a broker or other nominee), you should receive instructions from the holder of record on voting your shares. If a shareholder holds shares beneficially in street name and does not provide the shareholder’s broker with voting instructions, such shares may be treated as “broker non-votes.” Generally, broker non-votes occur when a broker is not permitted to vote on a particular matter without instructions from the beneficial owner and instructions have not been given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals, such as the election of directors and compensation matters (for purposes of this Proxy Statement, Proposals 1 and 3), although they may vote their clients’ shares on “routine” proposals, such as the ratification of the independent registered public accounting firm (for purposes of this Proxy Statement, Proposal 2). In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.
Directors will be elected by a plurality of the votes cast. Shareholders may vote FOR all nominees or WITHHOLD for one or more nominees. Only votes FOR or WITHHOLD on the election of each director nominee under Proposal 1 count as votes cast. Abstentions and broker non-votes are not considered to be votes cast for each director nominee under Proposal 1 and will have no effect on the vote for this proposal. Our common stock does not have cumulative voting rights in the election of directors.
The Audit Committee of the Board has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026. The affirmative vote of a majority of the votes cast by the Company’s shareholders entitled to vote shall ratify this appointment. Shareholders may vote FOR, AGAINST, or ABSTAIN on this proposal. Only votes FOR or AGAINST this proposal count as votes cast. Abstentions are not considered to be votes cast on this proposal and will have no effect on the vote for this proposal. Brokers have discretion to vote on this item.
The advisory approval of the compensation paid to the Company’s named executive officers in 2025 as reported in this Proxy Statement will be determined by the affirmative vote of a majority of the votes cast by the Company’s shareholders entitled to vote. Shareholders may vote FOR, AGAINST, or ABSTAIN on this proposal. Only votes FOR or AGAINST this proposal count as votes cast. Abstentions and broker non-votes are not considered to be votes cast on this proposal and will have no effect on the vote for this proposal.
If you are a shareholder of record and your form of proxy is properly executed and returned, it will be voted as directed. If no directions are given, the proxy will be voted FOR the election of each of the six director nominees named herein for one-year terms; FOR the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2026; and FOR the advisory approval of the compensation paid to the Company’s named executive officers in 2025. The proxy grants discretionary authority to vote on other matters that properly come before the Annual Meeting (including to adjourn the Meeting) to Raymond T. Betler, Chair of the Board of Directors, and John F. Kasel, President and Chief Executive Officer (“CEO”) of the Company.
The voting instruction form also serves as the voting instructions for the trustees who hold shares of record for participants in the Company’s 401(k) plans. If voting instructions representing shares in the Company’s 401(k) plans are received, but no indication is provided as to how those shares are to be voted, the shares will be counted as being present at the Annual Meeting and will count toward achievement of a quorum. If voting instructions as to the shares in the Company’s 401(k) plans are not received, those shares will be voted in the same proportion as shares in the 401(k) plans for which voting instructions were received.
The cost of soliciting proxies will be borne by the Company. Officers or employees of the Company may solicit proxies by mail, telephone, email, or facsimile. The Company has retained Laurel Hill Advisory Group, LLC for the solicitation of proxies and will pay its fee of $7,500.00 plus reasonable out-of-pocket expenses.
If you are a shareholder of record, you may vote your shares of Company common stock by telephone, through the Internet, or by mail in advance of the Annual Meeting. You may also vote your shares electronically at the Meeting. Please see the Notice of Internet Availability of Proxy Materials for instructions on how to access the proxy materials and how to cast your vote.
If you are a beneficial owner of shares held in “street name” through a broker, bank, or other intermediary, you may vote by returning your voting instruction card or by following the instructions for voting via telephone or the Internet, as provided by the bank, broker, or other intermediary. You may also vote your shares electronically during the Annual Meeting. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.
If you are a participant in the Company’s 401(k) plans, you must vote your shares in advance of the Annual Meeting using one of the methods described above for shareholders of record. Participants in the Company’s 401(k) plans may attend the Annual Meeting but will not be able to vote shares held in such plans electronically online during the Annual Meeting.
The Annual Meeting will be held in a virtual-only format. You will not be able to attend the Meeting in person at a physical location. We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting held at a physical location. To be admitted to the Annual Meeting, please log in to www.virtualshareholdermeeting.com/FSTR2026 where you must enter the control number found on your proxy card, voting instruction form, or Notice of Internet Availability you previously received. Once admitted to the Meeting, you may vote during the Annual Meeting, submit questions, and view the list of shareholders entitled to vote by following the instructions available on the Meeting website. If you have already voted by Internet, phone, or mail prior to accessing the Meeting, you do not need to vote again. Voting online during the Annual Meeting will revoke any prior votes.
The virtual Annual Meeting platform is fully supported across browsers (Edge, Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should confirm that they have a strong internet connection if they intend to attend the Annual Meeting. Attendees should allow plenty of time to log in prior to the start of the Annual Meeting.
The virtual Annual Meeting format allows shareholders to communicate with us during the Annual Meeting so they can ask questions of our management and Board, as appropriate. If you wish to submit a question during the Annual Meeting, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/FSTR2026, typing your question into the “Ask a Question” field, and clicking “Submit.”
Questions pertinent to the Annual Meeting will be answered in the Question and Answer session during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on the Company’s investor relations website, lbfostercompany.gcs-web.com under the “Governance” tab, as soon as practicable after the Annual Meeting.

Votes submitted via the Internet, by telephone, or by mail must be received by 11:59 PM EDT, on May 20, 2026. If you are a participant in the Company’s 401(k) plans, you must vote your shares by 11:59 PM EDT on May 18, 2026 using one of the methods described above for shareholders of record. Participants in the Company’s 401(k) plans may attend the Annual Meeting but will not be able to vote shares held in such plans electronically online during the Annual Meeting.
Except as otherwise noted herein, submitting your vote via the Internet, by telephone, or by mail will not affect your right to vote in person should you decide to attend the Annual Meeting virtually. You may change your vote or revoke your proxy at any time by submitting a valid, subsequent vote by telephone or through the Internet, by submitting another properly signed proxy which bears a later date, or, except as otherwise noted herein, voting electronically during the Annual Meeting. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy; you must also vote your shares.
If you encounter any technical difficulties in accessing the virtual Meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page at www.virtualshareholdermeeting.com/FSTR2026. Technical support will be available beginning approximately 15 minutes prior to the start of the Annual Meeting through its conclusion.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS
The first proposal item to be voted on is the election of six directors for one-year terms. The Board of Directors has nominated the following six people to serve as directors: Messrs. Betler, Kasel, Kunz, Meyer, and Thompson and Ms. Owen, each a currently-serving director of the Company. Each director who is elected will hold office until the next annual meeting and generally until the director’s successor is elected and qualified. Information concerning the nominees is set forth below with brief descriptions of each nominee’s qualifications to serve on the Company’s Board of Directors:

Raymond T. Betler
Mr. Betler, age 70, has been a director of the Company since 2020 and Chairman since 2022. From 2014 until his retirement in 2019, he was President and Chief Executive Officer of Westinghouse Air Brake Technologies d/b/a Wabtec Corporation (“Wabtec”), which manufactures locomotives and components for locomotives, freight cars, and passenger transit vehicles and provides aftermarket services. At Wabtec, he previously served as President and Chief Operating Officer from 2013 to 2014, as Chief Operating Officer from 2010 to 2013, and as Vice President and Group Executive of the Transit Group from 2008 to 2010. Prior to Wabtec, he worked at Westinghouse Transportation and its predecessors AEG Westinghouse Transportation, ABB Daimler Benz Transportation – Adtranz, Daimler Benz Rail Systems, and Bombardier Transportation, since 1979; Mr. Betler served as President and CEO for 15 years during his 30 year tenure with this global company. Mr. Betler was a director of CNX Midstream Partners LP from 2017 to 2020, where he served on the audit committee. He has been a director of Dollar Bank since 2006, where he is the chair of the executive committee and serves on the audit, nomination and governance, and compensation committees, and has served as a director of Intramotev, a technology company manufacturing autonomous battery-electric freight cars for the rail industry, since 2026.

Qualifications. We believe that Mr. Betler is qualified to serve as a director because of his public company CEO experience, valuable understanding of the rail, transportation, and energy industries, and experience in compensation and corporate governance matters.

John F. Kasel
Mr. Kasel, age 61, has been a director of the Company since 2021 when he was appointed President and Chief Executive Officer. He joined the Company in 2003 and served as Vice President – Operations and Manufacturing until 2005, introducing LEAN manufacturing and other advancements which improved operating efficiency and reliability. Mr. Kasel previously served as Senior Vice President and Chief Operating Officer from 2019 to 2021; Senior Vice President – Rail & Construction from 2017 to 2019; Senior Vice President – Rail Products & Services from 2012 to 2017; and Senior Vice President – Operations and Manufacturing from 2005 to 2012. Prior to joining the Company, Mr. Kasel served as Vice President of Operations for Mammoth, Inc., a Nortek company which produces HVAC systems, from 2000 to 2003. He has served as a director of The Allegheny Conference on Community Development, a nonprofit, private sector organization committed to improving the economic future of the Pittsburgh, Pennsylvania region, since March 2023.

Qualifications. We believe that Mr. Kasel is qualified to serve as a director because of his detailed knowledge of the Company’s operations, markets, and strategy as its President and Chief Executive Officer; deep operational experience including LEAN manufacturing both at the Company and other corporations; and familiarity with the Company’s international presence and M&A transactions.

John E. Kunz
Mr. Kunz, 61, has been a director of the Company since 2022 and was formerly Senior Vice President and Chief Financial Officer of PGT Innovations, Inc., a national leader in premium windows and doors, from 2022 until his retirement in 2023. Prior to that he served as Senior Vice President and Chief Financial Officer of U.S. Concrete, Inc., a concrete and aggregate products producer serving the construction and building materials industries, from 2017 to 2021. From 2015 to 2017, Mr. Kunz served as Vice President and Controller of Tenneco Inc., a global manufacturer of automotive emission control and ride control systems (“Tenneco”). In that role he served as the company’s principal accounting officer with responsibility for the company’s corporate accounting and financial reporting globally. Prior to that, Mr. Kunz served as Tenneco’s Vice President, Treasurer and Tax, a position he held from July 2006 to 2015, preceded by his position as Tenneco’s Vice President and Treasurer, which he held from 2004 until 2006. Prior to his employment with Tenneco, Mr. Kunz was the Vice President and Treasurer of Great Lakes Chemical Corporation (“Great Lakes”), a position he held from 2001 until 2004, after holding several finance positions of increasing responsibility at Great Lakes, beginning in 1999. Mr. Kunz was a director of Wabash National Corporation, a leader of engineered solutions for the transportation, logistics, and distribution industries, from 2011 to 2022, where he previously served as chair of its audit committee, a member of the finance committee, and chair of the compensation committee.

Qualifications. We believe that Mr. Kunz is qualified to serve as a director due to his deep experience with concrete and aggregates products manufacturing serving the building products sector, financial and accounting expertise, and 15 years of public company board experience, including as chair of both an audit committee and a compensation committee. Mr. Kunz is an audit committee financial expert and brings a strong business and financial perspective to the Board to help drive shareholder value.

David J. Meyer
Mr. Meyer, age 56, has been a director of the Company since 2024. He has served as Chief Executive Officer of FerroWorks, LLC, a privately-held foundry and forge business serving the rail, mining, defense, and other industries, since 2024; and also as non-executive Chair of A. Stucki Company (“A. Stucki”), a privately-held manufacturer of high quality freight and rail-related parts, since 2023, and Executive Chair of A. Stucki from 2022 to November 2023. From 2019 to 2020, Mr. Meyer was the Chief Operating Officer of Stone Canyon Industries Rail, a private company which acquired A. Stucki in 2015 and sold it to Stellex Capital in 2022. From 1999 to 2017, Mr. Meyer served in positions of increasing responsibility at Westinghouse Airbrake Technologies Corporation (“Wabtec”), which manufactures locomotives and components for locomotives, freight cars, and passenger transit vehicles and provides aftermarket services, most recently as President of its Industrial Group, and prior as Group Executive of its Transit sector. Over his tenure, he held various positions in its freight car products operations and brake systems businesses. While at Wabtec, Mr. Meyer served as a captain in the United States Army Reserve from 1995 to 2003, bringing LEAN manufacturing and management to the Army Depot system while on active duty in 2002; a factory manager at Oxford Automotive Incorporated, a full-service, global tier one supplier of integrated systems based on metal forming and related technologies from 1995 to 1999; and as a manufacturing manager, product line manager, and project engineer for Eaton Corporation, a global manufacturer of highly engineered products that serve automotive, heavy truck, industrial, construction, commercial and semiconductor markets, from 1995 to 1998. Mr. Meyer also founded Northern Bel, LLC, a consulting and acquisition organization, in 2018, and was a Board member of American Track Services from 2019 to 2021. He holds seven patents for various rail-related products.

Qualifications. We believe that Mr. Meyer is qualified to serve as a director of the Company due to his 30 years of manufacturing experience, including 25 years in the rail industry, the focus of the Company’s largest business segment, as a result of which he gained valuable market-specific operations and financial expertise. His engineering, manufacturing, global public and private company, and United States Army skills add depth to the Board in critical areas for the Company.

Diane B. Owen
Ms. Owen, age 70, has been a director of the Company since 2002. From 2014 to 2019, she served as an independent Board member and internal control committee chair of Elliott Group Holdings, a subsidiary of Ebara Corporation, an international company that manufactures and services industrial equipment. She was Senior Vice President – Corporate Audit of H.J. Heinz Company, an international food company, from 2010 until her retirement in 2013 and was Vice President - Corporate Audit of H.J. Heinz Company from 2000 to 2010.

Qualifications. We believe that Ms. Owen is qualified to serve as a director due to her over 30 years of business experience, particularly in accounting and finance. Ms. Owen has played a critical role as an audit committee financial expert on the Board and former Chair of our Audit Committee. In addition, Ms. Owen’s extensive global business experience enables her to provide valuable insights to the Company in its international business interests and issues.

Bruce E. Thompson
Mr. Thompson, age 67, has been a director of the Company since 2022 and is President of Hospitality Development Company Group, a hotel development and management firm, a position he has held since 2021. From 2019 to 2020, Mr. Thompson served as Vice President and Chief Separation Officer at Arconic Inc. (“Arconic”), an industrial company specializing in lightweight metals engineering and manufacturing, leading the split of Arconic’s rolled aluminum and multi-material engineered products businesses. He previously served as Vice President – Internal Audit at Arconic from 2016 to 2019. Prior to its separation into two public companies, Arconic and Alcoa Corporation (“Alcoa”), in 2016, Mr. Thompson served in various vice president and director roles at Alcoa, Inc., an aluminum industry pioneer and global leader in lightweight metals technology, engineering, and manufacturing, in the internal audit and business planning and analysis functions from 2011 to 2014. Before joining Alcoa, Mr. Thompson was Vice President – Finance of Johnson Controls, Inc., a multinational conglomerate with HVAC, refrigeration, and security controls and equipment, as well as automotive businesses, from 2006 to 2011. From 2002 to 2005, he was the Chief Financial Officer of VITEC, LLC, a manufacturer and supplier of automotive fuel delivery systems. Prior to VITEC, Mr. Thompson held finance and cross-functional positions of increasing responsibility at Ford Motor Company and Midwest Stamping Company between 1993 and 2001. He is a trustee of Howard University and a former board member and chair of the National Black MBA Association between 2011 and 2020.

Qualifications. We believe that Mr. Thompson is qualified to serve as a director due to his decades of business experience in audit, accounting and finance, operations, marketing, and corporate strategy. He plays a critical role as a Board audit committee financial expert and Chair of our Audit Committee.

The Board nominated the foregoing nominees based upon the recommendation of the Nomination and Governance Committee. The nominees have expressed their willingness to serve as directors, if elected. However, should any of the nominees be unavailable for election, the proxies (except for proxies that withhold authority to vote for directors) will be voted for such substitute nominee or nominees as may be chosen by the Board, or the number of directors may be reduced by appropriate action of the Board.
The Board of Directors recommends that you vote “FOR” each of the foregoing nominees.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2026
Ernst & Young LLP has been appointed by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Although the Audit Committee has the sole authority to appoint the Company’s independent registered public accounting firm, as a matter of good corporate governance, the Board is seeking shareholder ratification of this appointment. If the shareholders fail to ratify the selection, the Audit Committee will take this into consideration. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different firm at any time if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders. Representatives of Ernst & Young LLP are expected to be in attendance at the Annual Meeting and available to respond to appropriate questions from shareholders and will have an opportunity to make a statement if they so desire.
The Board of Directors recommends that you vote “FOR” the ratification of Ernst & Young LLP’s appointment as the Company’s independent registered public accounting firm for 2026.

PROPOSAL NO. 3 – ADVISORY APPROVAL OF THE COMPENSATION PAID TO THE
COMPANY’S NAMED EXECUTIVE OFFICERS IN 2025
At the Company’s 2023 Annual Meeting, upon recommendation by the Board, shareholders voted to hold an advisory vote on executive compensation every year. Accordingly, the Company has determined to submit an advisory vote on our executive compensation program to shareholders at each annual meeting until a new advisory vote on the frequency of such advisory votes on executive compensation is held. Subject to future advisory votes on the frequency of future advisory votes on executive compensation, with the next one occurring in 2029, we anticipate continuing to hold an advisory vote on the compensation paid to the Company’s named executive officers on an annual basis, with the next one occurring in 2027.
The following proposal gives our shareholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation paid to our named executive officers in 2025, as described in this Proxy Statement, and is non-binding upon the Company, our Board, and the Compensation Committee of the Board. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our executive officers and our compensation philosophy, policies, and practices, as disclosed under the “Executive Compensation” section of this Proxy Statement. We are providing this vote as required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, we are asking our shareholders to vote “FOR” the adoption of the following resolution:
“RESOLVED, that the compensation paid to the named executive officers of L.B. Foster Company (the “Company”), as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders under the heading entitled ‘Executive Compensation,’ is hereby approved.”
The Company’s compensation programs are centered on a pay-for-performance culture and are designed to be strongly aligned with the long-term interests of shareholders. The Company’s goal for its executive compensation program is to reward executives who provide leadership for, and contribute to, the Company’s financial success.
While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company, our Board, or the Compensation Committee of the Board.
The Board of Directors recommends that you vote “FOR” the advisory approval of the compensation paid to the Company’s named executive officers in 2025, as reported in this Proxy Statement.

STOCK OWNERSHIP
The following table shows the number of shares of common stock beneficially owned on the Record Date (except as otherwise noted) by:
•	each person who has reported beneficial ownership of more than 5% of the Company’s common stock;
•	each current director and nominee for director;
•	each Named Executive Officer (“NEO”) included in the Summary Compensation Table; and
•	all directors and executive officers as a group.
Information concerning persons we know to be the beneficial owners of more than 5% of the Company’s outstanding common stock is based upon reports filed with the Securities and Exchange Commission (“SEC”).

Stock Ownership	Total Beneficial Ownership(a)	Percentage of Class Beneficially Owned(b)(c)	Additional Underlying Earned Performance Share Units(d)	Total
More than 5% Shareholders:
Brandes Investment Partners, LP(e)	1,340,413	12.8%	—	1,340,413
GAMCO Investors, Inc. (as defined below)(f)	1,239,004	11.8%	—	1,239,004
22NW (as defined below)(g)	1,186,827	11.3%	—	1,186,827
Dimensional Fund Advisors LP(h)	681,635	6.5%	—	681,635
BlackRock, Inc.(i)	632,094	6.0%	—	632,094

Nominees for Director:
John F. Kasel (CEO)	233,603	2.2%	24,070	257,673
Raymond T. Betler	35,719	*	—	35,719
John E. Kunz	19,446	*	—	19,446
David J. Meyer	11,957	*	—	11,957
Diane B. Owen	76,130	*	—	76,130
Bruce E. Thompson	19,552	*	—	19,552

Named Executive Officers (other than current CEO):
Patrick J. Guinee	81,626	*	6,792	88,418
Brian H. Kelly	68,209	*	6,305	74,514
Gregory W. Lippard	72,038	*	5,429	77,467
William M. Thalman	72,538	*	7,394	79,932

All Directors and Executive Officers as a Group (15 persons)	799,843	7.6%	63,546	863,389

*	Less than 1% of the Company’s common stock outstanding on the Record Date (March 19, 2026).
(a)
This column shows the number of shares with respect to which the named person or group had direct or indirect sole or shared voting or investment power. Unless otherwise noted in the footnotes, each director and NEO has sole voting and investment power with respect to their shares. The column also includes the shares allocated to accounts in the Company’s 401(k) plan (13,908 for Mr. Kasel, 0 for Mr. Thalman, 0 for Mr. Kelly, 0 for Mr. Guinee, 1,531 for Mr. Lippard, and 2,413 for all directors and other executive officers as a group). As of May 2017, all Directors were permitted to elect to receive their quarterly cash fees and annual stock award in deferred stock units that vest six months after their date of separation from the Board. The shareholdings reflected in this column do not include any deferred stock units, which may not be settled for shares of common stock until six months after termination of service from the Board and confer no voting or other shareholder rights upon the director. No directors had deferred stock units as of the Record Date.

(b)
For Directors and Executive Officers, the percentages in this column are based on the assumption that any shares which the named person has the right to acquire within 60 days after the Record Date have been acquired and are outstanding. Of the number of shares shown in column (3) there were 0 shares with respect to which such persons have the right to acquire beneficial ownership within 60 days after the Record Date.

(c)	Based on 10,458,591 shares of the Company’s common stock outstanding on the Record Date (March 19, 2026).
(d)
For executive officers, this column includes PSUs that have been earned but which will not settle until the end of the applicable three-year performance period and which will not or could not be earned and/or paid within 60 days of the Record Date.

(e)
The information is based on a Schedule 13G/A filed by Brandes Investment Partners, LP with the SEC on November 13, 2025, reporting beneficial ownership as of September 30, 2025. Brandes Investment Partners, LP reported that it has sole voting power with respect to 0 shares, sole dispositive power with respect to 0 shares, shared voting power with respect to 866,589 shares, and shared dispositive power with respect to 1,340,413 shares. Brandes Investment Partners, LP is an investment adviser in accordance with §240.13d-1(b)(1)(ii)(E). The address for the reporting person is 4275 Executive Square, 5th Floor, La Jolla, CA 92037.

(f)
The information is based on a Schedule 13D/A filed jointly by GGCP, Inc, Teton Advisors, LLC, Gabelli Funds, LLC, GAMCO Investors, Inc., Associated Capital Group, Inc., GAMCO Asset Management Inc., and Mario J. Gabelli (collectively, “GAMCO Investors, Inc.”) with the SEC on August 9, 2023, reporting beneficial ownership as of August 8, 2023. Gabelli Funds, LLC reported sole voting power with respect to 181,098 shares, sole dispositive power with respect to 181,098 shares, shared voting power with respect to 0 shares, and shared dispositive power with respect to 0 shares. GAMCO Asset Management Inc., reported sole voting power with respect to 874,718 shares, sole dispositive power with respect to 887,718 shares, shared voting power with respect to 0 shares, and shared dispositive power with respect to 0 shares. Teton Advisors, LLC, reported sole voting power with respect to 169,479 shares, sole dispositive power with respect to 169,479 shares, shared voting power with respect to 0 shares, and shared dispositive power with respect to 0 shares. Associated Capital Group, Inc., reported sole voting power with respect to 709 shares, sole dispositive power with respect to 709 shares, shared voting power with respect to 0 shares, and shared dispositive power with respect to 0 shares. GGCP, Inc., GAMCO Investors, Inc., and Mario J. Gabelli each reported sole voting power with respect to 0 shares, sole dispositive power with respect to 0 shares, shared voting power with respect to 0 shares, and shared dispositive power with respect to 0 shares. The address for the reporting person is One Corporate Center, Rye, New York 10580-1435.

(g)
The information is based on a Schedule 13D/A filed jointly by 22NW Fund, LP, 22NW, LP, 22NW Fund GP, LLC, 22NW GP, Inc., Aron R. English, Bryson O. Hirai-Hadley, and Alexander B. Jones (each a “22NW Investor” and collectively, “22NW”), on December 12, 2025 and reporting beneficial ownership as of December 10, 2025, as updated by a Form 4 filed jointly by 22NW Fund, LP, 22NW, LP, 22NW Fund GP, LLC, 22NW GP, Inc., and Aron R. English. Each of 22NW Fund, LP, 22NW, LP, 22NW Fund GP, LLC and 22NW GP, Inc. reported that it has sole voting power with respect to 1,185,922 shares, sole dispositive power with respect to 1,185,922 shares, shared voting power with respect to 0 shares and shared dispositive power with respect to 0 shares. Aron R. English reported that he has sole voting power with respect to 1,186,827 shares, sole dispositive power with respect to 1,186,827 shares, shared voting power with respect to 0 shares, and shared dispositive power with respect to 0 shares. Bryson O. Hirai-Hadley reported that he has sole voting power with respect to 991 shares, sole dispositive power with respect to 991 shares, shared voting power with respect to 0 shares, and shared dispositive power with respect to 0 shares. Alexander B. Jones reported that he has sole voting power with respect to 8,312 shares, sole dispositive power with respect to 8,312 shares, shared voting power with respect to 0 shares, and shared dispositive power with respect to 0 shares. The address of the principal office of each of the Reporting Persons is 590 1st Ave. S, Unit C1, Seattle, WA, 98104. On January 25, 2024, each of the 22NW Investors entered into a cooperation agreement with the Company as described in the Company’s definitive proxy statement filed on April 11, 2025. Pursuant to the cooperation agreement, the Company chose to nominate Mr. Alexander B. Jones, Vice President and Senior Research Analyst of 22NW, LP, as a candidate for election to the Board at the Company’s 2024 and 2025 annual meetings of shareholders. Mr. Jones resigned from the Board on December 12, 2025, the Board accepted his resignation on December 15, 2025, no replacement nominee was submitted by 22NW for the Board’s consideration to fill the vacancy created by Mr. Jones’ resignation, and the Board reduced the size of the Board from seven to six members on December 15, 2025. The cooperation agreement expired by its terms on January 22, 2026.

(h)
The information is based on a Schedule 13G/A filed by Dimensional Fund Advisors LP with the SEC on February 9, 2024, reporting beneficial ownership as of December 29, 2023. Dimensional Fund Advisors LP reported that it has sole voting power with respect to 669,076 shares, sole dispositive power with respect to 681,635 shares, and shared voting or dispositive power with respect to 0 shares. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Company that are owned by the Funds and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported in the Schedule 13G/A are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The address for the reporting person is 6300 Bee Cave Road, Building One, Austin, TX 78746.

(i)
The information is based on a Schedule 13G filed by BlackRock, Inc. with the SEC on November 8, 2024, reporting beneficial ownership as of September 30, 2024. BlackRock, Inc. reported that it has sole voting power with respect to 624,667 shares, sole dispositive power with respect to 632,094 shares, shared voting power with respect to 0 shares, and shared dispositive power with respect to 0 shares. Blackrock, Inc. is a parent company or control person registered under the Investment Advisors Act of 1940. The address for the reporting person is 50 Hudson Yards, New York, NY 10001.

DIRECTOR COMPENSATION – 2025
The following table sets forth our non-employee director compensation for 2025. Directors who are also employees of the Company do not receive any compensation for their service on the Board.

Name	Fees Earned or Paid in Cash ($)(1,2)	Stock Awards ($)(3)	Total ($)
Raymond T. Betler	145,000	90,000	235,000
Alexander B. Jones*	66,957	90,000	156,957
John E. Kunz	82,500	90,000	172,500
Janet Lee*	51,800	90,000	141,800
David J. Meyer	72,004	90,000	162,004
Diane B. Owen	82,500	90,000	172,500
Bruce E. Thompson	82,500	90,000	172,500

*	Ms. Lee and Mr. Jones terminated service with the Board of Directors on September 4, 2025 and December 15, 2025, respectively.
(1)
On February 14, 2023, the Board approved the Company’s current director compensation program, which includes an annual cash retainer fee of $70,000 for each non-employee director, and the following additional annual director retainer fees: Chairman of the Board, $75,000; Chair of Compensation Committee, $12,500; Chair of Audit Committee, $12,500; Chair of Nomination and Governance Committee, $12,500; and Chair of the Select Ad Hoc Corporate Responsibility Committee, $6,250.

(2)
The Non-Employee Director Deferred Compensation Plan (as amended and restated effective December 1, 2022) (the “Director Deferred Compensation Plan”) permits participants to elect to defer receipt of their cash and/or equity compensation to a date that is six months after separation from the Board. Since February 25, 2016, non-employee directors have been permitted to make discretionary elections to receive annual cash retainer fees in fully-vested shares of common stock on a quarterly basis or in quarterly installments of cash. Under the Director Deferred Compensation Plan, in lieu of receiving cash fees on a quarterly basis, non-employee directors may make an irrevocable election for each Board year (commencing on the date of each Annual Meeting of Shareholders through the following Annual Meeting of Shareholders) to receive, at his or her sole discretion, all of such director’s annual cash retainer fees in the form of either (i) fully-vested common stock, (ii) deferred stock units, or (iii) deferred cash. The cash retainer is divided by four and either (i) with respect to fully-vested common stock, issued on each quarterly payment date, with the number of shares determined by dividing the applicable quarterly cash retainer fee by the closing market price per share of the Company’s common stock; (ii) with respect to deferred stock units, determined by dividing the applicable quarterly cash retainer fee by the closing market price per share of the Company’s common stock and crediting that number of units to the director’s deferred stock account; or (iii) credited to a deferred cash account with interest calculated at the U.S. Prime Rate. The amounts of retainer fees paid in cash, fully-vested stock, and deferred stock units in 2025 were as follows: Mr. Betler received $145,000 in cash, $0 in fully-vested stock, and $0 in deferred stock units; Mr. Jones received $0 in cash, $66,927 in fully-vested stock, and $0 in deferred stock units; Mr. Kunz received $82,500 in cash, $0 in fully-vested stock, and $0 in deferred stock units; Ms. Lee received $51,800 in cash; $0 in fully-vested stock, and $0 in deferred stock units; Mr. Meyer received $27,308 in cash; $44,696 in fully-vested stock, and $0 in deferred stock units; Ms. Owen received $82,500 in cash, $0 in fully-vested stock, and $0 in deferred stock units; and Mr. Thompson received $82,500 in cash, $0 in fully-vested stock, and $0 in deferred stock units. No director elected to defer cash fees into a deferred cash account.

(3)
On May 22, 2025, each non-employee director serving at that time was awarded an amount of restricted shares of the Company’s common stock equal to $90,000 divided by the closing price per share of the Company’s common stock on the Nasdaq Stock Market on that date, with such shares vesting on the one-year anniversary of the grant date. As with the annual cash retainer fees, under the Director Deferred Compensation Plan, non-employee directors may make an irrevocable election for each Board year (commencing on the date of each Annual Meeting of Shareholders through the following Annual Meeting of Shareholders) to receive, at his or her sole discretion, all of such director’s annual stock award in the form of deferred stock units which would not be settled until six months after the respective director’s separation from the Board, subject to the one-year vesting schedule established at grant. In 2025, Mses. Lee and Owen and Messrs. Betler, Jones, Kunz, Meyer, and Thompson received awards of 4,826 shares on the grant date, which are subject to the one-year vesting period. The stock awards are reflected in the “Stock Awards” column of the table and computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 (excluding the effect of estimated forfeitures). As of December 31, 2025, non-employee directors had unvested stock awards as follows: Mr. Betler: 4,826 shares; Mr. Jones: 4,826 shares; Mr. Kunz: 4,826 shares; Ms. Lee: 4,826 shares; Mr. Meyer: 4,826 shares; Ms. Owen: 4,826 shares; and Mr. Thompson: 4,826 shares. For a discussion of valuation assumptions, see Note 14 of the Company’s Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The aggregate fees (including out-of-pocket expenses) for professional services rendered by Ernst & Young LLP (“Ernst & Young”) for 2025 and 2024 for each of the following categories of services are set forth below:

	2025	2024
Audit fees (includes fees for the audit of the Company’s annual financial statements and internal control over financial reporting; audit impact of SEC comment letter for 2024; services related to SEC filings including comfort letters, consents, and comment letters; consultations on matters addressed during the current audit or interim reviews; reviews of financial statements included in the Company’s quarterly reports; and services that are normally provided in connection with statutory and regulatory filings or engagements, including certain attest engagements and consents)	$1,292,000	$1,565,000
Audit-related fees (includes fees for attestation reports)	$5,000	$5,000
Tax fees (includes tax compliance, tax planning, international tax advisory, and routine on-call tax services)	$—	$30,000
All other fees	—	—
Total fees	$1,297,000	$1,600,000

The Audit Committee reviewed summaries of Ernst & Young’s services and related fees and concluded that Ernst & Young’s provision of services during 2025 and 2024 was compatible with maintaining Ernst & Young’s independence. All Ernst & Young services are pre-approved by the Audit Committee.
Policy for Approval of Audit and Permitted Non-Audit Services
The Audit Committee’s policy is to review in advance, and grant any appropriate pre-approvals of (i) all audit services to be performed by the independent auditor and (ii) all non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Exchange Act, and, in connection therewith, to approve all fees and other terms of such engagement, provided that pre-approval of de minimis services shall not be required to the extent provided by, and subject to the requirements of, the Exchange Act. The Audit Committee will consider annually for pre-approval a list of specific services and categories of services, including audit and audit-related services, for the upcoming or current fiscal year. All non-audit services are approved by the Audit Committee in advance in accordance with the policy on a case-by-case basis. Any service that is not included in the approved list of services or that does not fit within the definition of a pre-approved service is required to be presented separately to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, by other more expeditious means of communication. If the estimated fees for non-audit services are $50,000 or less, management may obtain approval from the Chairman of the Audit Committee in lieu of full Committee action. In 2025, all Ernst & Young professional fees were pre-approved in accordance with the Company’s pre-approval policies then in place.

CORPORATE GOVERNANCE
The Board, Board Meetings, Independence, and Tenure
The current Board size is six directors. The Board has determined that each of its current directors and director nominees (Messrs. Betler, Kunz, Meyer, and Thompson, and Ms. Owen), except for Mr. Kasel, qualify as “independent” as defined by applicable Nasdaq Stock Market (“Nasdaq”) rules. Mr. Kasel is not considered to be independent because of his positions as our President and CEO. The Board also determined that Mr. Jones and Ms. Lee qualified as “independent” as defined by applicable Nasdaq rules prior to their departures from the Board in December 2025 and September 2025, respectively. In determining the independence of the directors, the Board also considered the independence criteria set forth in the Nasdaq rules as to compensation committee members before determining the independence of each of the members of the Compensation Committee, and also determined that all members of the Audit Committee qualify as “independent” for purposes of the rules promulgated under the Exchange Act specifically related to audit committee member independence. In making these determinations, the Board concluded that none of its directors or director nominees (other than Mr. Kasel) has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out a director’s responsibilities. In its independence review, the Board also considered transactions, relationships, and arrangements between each director or director nominee, and their respective immediate family members and the Company or senior management. The Company’s Corporate Governance Guidelines do not establish term limits as the Company believes that term limits could deprive the Company of the insight developed by Board members over time. As an alternative to the term limits, the Nomination and Governance Committee periodically reviews each director’s tenure on the Board, and our director evaluation process provides for periodic reviews of each director’s performance. Additionally, except for special circumstances as determined by the Board, upon recommendation of the Nomination and Governance Committee, no director may be nominated for reelection or reappointment to the Board if he or she would be age 75 or older at the time of election or appointment.
Board Leadership Structure
Under the Nasdaq rules, Mr. Betler, Chairman of the Board, qualifies as an “independent” director. The Board has chosen not to combine the Chairman of the Board and CEO positions at this time because it believes that Mr. Betler’s depth of public company and industry experience, combined with his detachment from management, make him the best qualified individual to serve as Chairman of the Board. This current structure of separating the roles of Chairman and CEO also allows for better alignment of corporate governance (including the risk oversight responsibilities of the Board) with the interests of shareholders in protecting the Company’s long-term enterprise value. The Board also believes that this structure allows our CEO to focus on operating and actively managing the Company and the Chairman to provide guidance and oversight. With independent members of the Board serving as chairpersons and members of our Board committees, this leadership structure further enables the Board to provide independent oversight of material risks affecting the Company that are within the purview of such committees as further described under “Board’s Role in Risk Oversight.” Since the Chairman of the Board and CEO roles are not currently combined, the Board has determined there is no need for a “lead independent director” position.
Board Attendance
The Company’s Corporate Governance Guidelines include an expectation that all members of the Board then serving attend the annual meeting of shareholders. In 2025, each director then serving attended the 2025 Annual Meeting of Shareholders.
During 2025, the Board held five meetings. All of the directors attended 100% of the meetings of the Board and the committees on which they served in 2025 (to the extent such directors were serving on the Board or such committees at the times of those meetings).
Board’s Role in Risk Oversight
The Board is actively involved in overseeing risk management and provides oversight and monitoring of management’s assessment of major risks facing the Company and strategies for risk mitigation, including performing periodic reviews of the Company’s environmental, safety, cybersecurity, and data privacy programs, practices, and risk exposures. Operational and strategic presentations by management to the Board include consideration of the foregoing challenges and risks to the Company’s business, which are discussed by the Board and management at every regularly scheduled Board meeting. The Board also reviews and discusses management reports which specifically address risk topics. The CEO, assisted by senior management, is the chief “risk officer” responsible for managing and mitigating the Company’s risks.
In addition, each of our Board committees considers risks that are relevant to the areas within its jurisdiction. For example, the Audit Committee reviews with management, the independent public accountants, and internal auditor significant risks and exposures and reviews, assesses, and oversees the steps management has taken to assess and manage such risks and exposures, particularly issues related to management policies and guidelines, financial reporting and control information services, business information services, business continuity, and physical asset conservation. Additionally, the Audit Committee reviews and oversees the Company’s risk management and strategy relating to cybersecurity, including (i) the Company’s processes for assessing, identifying, managing, and mitigating material risks from cybersecurity threats and emerging cybersecurity developments and threats; (ii) whether any risks from cybersecurity threats have materially affected or are reasonably likely to materially affect the Company; (iii) the expertise of members of management with respect to assessing and managing risks from cybersecurity threats; and (iv) the Company’s disclosure controls and procedures with respect to material cybersecurity incidents. The Audit Committee, however, generally will defer to the (i) Compensation Committee for analysis and review of risks and exposures related to executive compensation and (ii) Nomination and Governance Committee for analysis and review of risks and exposures related to certain environmental, social, and governance issues, with input from any other committees, ad hoc or otherwise, in place from time to time. The Compensation Committee is responsible for reviewing the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviewing and discussing at least annually the relationship between risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risks. On an annual basis, the Nomination and Governance Committee evaluates the allocation of risk oversight duties among the Board and its committees by reviewing the structure, function and duties of the Board and its committees. The full Board reviews environmental risks, including climate change, as part of its oversight of corporate responsibility initiatives, and in 2022 created a select ad hoc Corporate Responsibility Committee of the Board to assist in these duties.
Corporate Responsibility
The Company strives to promote the highest standards of environmental performance, corporate governance, and ethical behavior across our global operations while growing our business in a responsible manner and investing in our people. The Board is responsible for the oversight and monitoring of management’s assessment of major risks and strategy for risk management, including performing periodic review of the Company’s environmental and safety programs and practices, operational efficiency and performance metrics, Corporate Governance Guidelines, and Legal and Ethical Conduct Policy. The Board is regularly briefed on such matters and visits Company operations at least annually.
As part of its goal of good corporate stewardship, in 2022 the Board established a select ad hoc Corporate Responsibility Committee comprised of a Chair (Mr. Meyer) and the chairs of the standing Board Committees (Audit, Nomination and Governance, and Compensation) to assist the Board in oversight of the Company’s overall environmental and social policies, strategies, and programs. While management is responsible for development of the approach, implementing initiatives, and driving the overall programs, the new Committee reviews the application of relevant market and regulatory development measures to oversee and determine whether the Company’s initiatives are aligned with its long-term business strategies and the creation of shareholder value. The Committee reviews the Company’s environmental and social-related activities, programs and policies and whether they are addressed, as an oversight matter, through the Corporate Responsibility Committee or the Audit, Compensation, and Nomination & Governance Committees.
Environmental and Safety Programs and Practices
With a focus on improvement, the Company has adopted safety and environmental policies in support of long term environmental, health, and safety (“EHS”) excellence. We endeavor to meet or exceed our EHS goals. Among our core values are safety, teamwork, and innovation, which we rely on in our endeavor to minimize pollution from our operations while also considering how our operations may create benefits for the communities in which we operate.

We aim to incorporate environmental, financial, and social considerations into our internal risk management analyses. We strive to develop best practices in EHS management based on the internationally recognized standard, ISO 14001:2015. The Company’s environmental, health, safety, and sustainability systems are comprised of policies, procedures, and tools used to manage environmental performance in our facilities, including compliance, environmental footprint reduction, and pollution prevention. The system is a framework for setting and reviewing environmental objectives and targets, and focuses on environmental improvement programs. All facilities globally are required to implement the system, track progress, and perform self-audits.
The Company seeks to:
•	Minimize discharges to the air, water, and land;
•	Promote environmentally sound management of chemicals and wastes;
•	Reduce or eliminate waste through prevention, reduction, recycling, and reuse;
•	Improve energy efficiency and reduce our greenhouse gas emissions;
•	Practice water conservation; and
•	Reduce impacts to ecosystems by promoting the sourcing of environmentally preferable materials.
The Company strives to improve the impact we have on the environment and promote a safe workplace for our employees. EHS and related initiatives are integrated into short- and long-term strategies across our various businesses, and we have reporting systems in place across the Company to capture data on an ongoing basis.
Attracting and Retaining Talent
We believe human capital management is key to the Company’s success. The Company is an equal opportunity employer and we seek to retain our employees through competitive compensation, benefits, and challenging work experiences with increasing levels of responsibility. The Compensation Committee is tasked with reviewing matters relating to human capital resources, including any human capital measures or objectives that management focuses on to address the attraction, development, and retention of personnel and the creation and maintenance of a strong, diverse team, and also with providing guidance to the Board and management on these matters as the Compensation Committee deems appropriate. Management reports to the Board on succession planning, allocation of talent, and alignment of compensation. The Company routinely uses both internal and external professional services experts for employee training and talent development. For additional information regarding our programs to promote a positive culture and attract and retain employees at the Company, see Part I, Item 1 of our 2025 Annual Report.
Board Composition
Our goal is to maintain a Board comprised of directors possessing complementary and varied skills, qualities, perspectives, and experiences that together address the wide array of global, environmental, governance, business, and social issues relevant to the Company. The Nomination and Governance Committee periodically reviews director skills, backgrounds, and tenure in order to confirm that the directors’ experiences will assist the Company to execute on its business strategies, identify any skill gaps on the Board, and formulate refreshment plans to address the same. For example, the newest directors bring specific skills to the Board, including Mr. Kunz (concrete and aggregates building products experience), Mr. Thompson (public company and finance experience), and Mr. Meyer (manufacturing and rail industry experience). The Board believes that this balance of diverse backgrounds, experiences, continuity, and refreshment helps the Board most effectively serve the Company and its shareholders. With respect to demographic background of our six directors, one is a white female, one is an African-American or black male, and four are white males.
Communications with Directors
Shareholders and other parties interested in communicating directly with the Chairman of the Board or with the non-management directors as a group may do so by writing to L.B. Foster Company, 415 Holiday Drive, Suite 100, Pittsburgh, PA 15220, Attn: Chairman of the Board or Attn: Independent Directors; such parties may also email the Corporate Secretary at corporatesecretary@lbfoster.com. The Corporate Secretary of the Company will review all such correspondence and shall regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deal with the functions of the Board or committees thereof or that otherwise require the Board’s attention. The Corporate Secretary may exclude items that are not related to Board duties and responsibilities, such as junk mail and mass mailings; product complaints and product inquiries; job inquiries and resumes; advertisements or solicitations; and surveys. Concerns relating to accounting, internal controls, or auditing are referred to the Audit Committee Chair who may direct such matters to the Company’s internal audit department or handle them in accordance with procedures established by the Audit Committee for such matters.
Board Committees
Historically, the Board has had three standing committees: the Audit Committee, the Compensation Committee, and the Nomination and Governance Committee, each of which is comprised of independent directors, as defined by applicable SEC and Nasdaq rules. Each of the committees has a written charter approved by the Board. In December 2022, the Board created a select ad hoc Corporate Responsibility Committee, which includes an independent chair and the independent chairs of the three standing Board committees, and also approved a written charter for its operation to assist with the coordination and oversight of the Company’s environmental and social-related activities, programs, and policies.
Audit Committee
The current members of the Audit Committee are Mr. Thompson (Chair), Ms. Owen, and Mr. Kunz. The Board has determined that each Audit Committee member is sufficiently proficient in reading and understanding the Company’s financial statements to serve on the Audit Committee and that each member is independent as defined by applicable Nasdaq and SEC rules. Messrs. Thompson and Kunz and Ms. Owen are each an “audit committee financial expert” as defined under applicable rules of the SEC.
The Audit Committee, which held ten meetings during 2025, is responsible for reviewing: the Company’s audited financial reports and interim financial reports; the Company’s systems of internal controls regarding finance, accounting and legal compliance that management and the Board have established; the Company’s auditing, accounting and financial reporting processes; and the Company’s cybersecurity strategy. The Audit Committee’s Charter is posted on the Company’s investor relations website, lbfostercompany.gcs-web.com under the “Governance” tab.
Compensation Committee
The current members of the Compensation Committee are Messrs. Kunz (Chair) and Betler and Ms. Owen. The Compensation Committee, which held five meetings in 2025, is responsible for approving and overseeing and, recommending, as deemed appropriate or advisable, to the Board for approval of, the Company’s compensation policies and objectives for officers. The Compensation Committee has the authority under its charter to delegate its authority, duties, and responsibilities (or functions) to one or more members of the Compensation Committee or the Board, and/or to the Company’s officers, when appropriate, but no such delegation shall be permitted if the authority is required by law, regulation, or listing standard to be exercised by the Compensation Committee as a whole or is otherwise prohibited by law, regulation, or listing standard. Upon recommendation of the CEO, the Compensation Committee routinely approves restricted stock or restricted stock unit awards that vest ratably over three years to key non-executive employees in recognition of performance and as a retention tool under the applicable equity plan. The Compensation Committee’s Charter is available at the Company’s investor relations website lbfostercompany.gcs-web.com under the “Governance” tab.
The Compensation Committee currently uses a “Comparator Group” of sixteen similarly-sized companies for executive and director compensation benchmarking purposes based on the recommendation of the Compensation Committee’s executive compensation consultant, Pay Governance, LLC (the “Consultant”).
The Compensation Committee has authority to engage consultants, legal counsel, and other advisors, and retained the Consultant to provide consulting services on the Company’s executive compensation practices and appropriate levels of, and structures for, executive compensation. The use of a consultant provides additional assurance that our executive compensation programs are reasonable, competitive, and consistent with our objectives. The Consultant is engaged directly by the Compensation Committee, regularly participates, as appropriate, in its meetings, including executive sessions of the Committee that exclude management, and advises the Compensation Committee with respect to compensation trends and best practices, plan design, and the reasonableness of compensation awards. In addition, with respect to the CEO, the Consultant prepares specific compensation analyses for the Compensation Committee’s consideration. The CEO does not participate in the development of these analyses.

For the year ended December 31, 2025, the Consultant provided no services to the Company other than executive compensation consulting services to the Compensation Committee and non-employee director compensation consulting services to the Nomination and Governance Committee as described below. The Compensation Committee assessed the independence of the Consultant pursuant to SEC rules and concluded that there were no conflicts of interest. At least annually, the Committee reviews the types of advice and services provided by the Consultant and the fees charged for those services. The Consultant reports directly to the Compensation Committee on all executive compensation matters; regularly meets separately with the Compensation Committee outside the presence of management; and speaks separately with the Compensation Committee chair and other Compensation Committee members between meetings, as needed.
The Compensation Committee gives significant weight to the CEO’s recommendations regarding other executive officers’ compensation; such other executive officers are not present when their compensation is being determined. The CEO is not present when his compensation is being determined.
For information regarding the role of consultant in non-employee director compensation, see “Nomination and Governance Committee.”
Consideration of Risk Within Compensation Arrangements
In designing incentive plans, the Company attempts to mitigate risk by avoiding unintended compensation windfalls. Attention is devoted to avoiding incentives that may encourage excessive risk-taking.
The Compensation Committee has considered whether other elements of the executive compensation program promote risk taking at levels that are unacceptable to the Company. The Compensation Committee considered the following factors related to risk:
•	Compensation philosophy that targets salaries and incentives at the market median;
•	The use of capital-based performance metrics designed to hold executives accountable for the efficient use of Company capital;
•	Short-term and long-term performance-based incentive awards that are capped;
•	Long-term equity incentives allocated to separate vehicles (restricted stock or restricted stock units and performance- and time-based performance share units) of at least three years in length;
•
The use of a mix of performance metrics in our annual and long-term incentive programs, including Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), Adjusted Free Cash Flow, and Economic Profit Improvement;

•	Anti-hedging and anti-pledging policies;
•	Stock Ownership Policy; and
•	Incentive Compensation Recoupment (“clawback”) Policy, amended and restated in 2023 in compliance with new SEC and Nasdaq rules.
The Company believes that the above factors, as well as the overall governance and administration of the executive compensation program, serve to manage risk in a manner that is acceptable to the Company and its shareholders and that such compensation policies and practices do not encourage our executives or other employees to take excessive risks that are reasonably likely to have a material adverse effect on the Company.
For more information regarding the Compensation Committee’s processes and procedures for setting executive compensation, see the “Compensation Discussion and Analysis” section of this Proxy Statement.
Nomination and Governance Committee
The current members of the Nomination and Governance Committee are Ms. Owen (Chair), Mr. Thompson, and Mr. Meyer.
The Nomination and Governance Committee, which held four meetings in 2025, is responsible for overseeing corporate governance, proposing director nominees to the full Board, recommending which directors should serve on various Board committees, and recommending who should serve as Chair of the Board and chair of each of the Board’s committees. The Nomination and Governance Committee also recommends to the full Board appropriate compensation for non-employee directors.

The Nomination and Governance Committee endeavors to maintain a Board consisting of individuals that possess the minimum qualifications of being financially literate and whose experiences and backgrounds will enable the Board to provide meaningful counsel to, and oversight of, management, including, without limitation, possession of such knowledge, experience, skills, expertise, integrity, ability to make independent analytical inquiries, understanding of the Company’s strategies and global business environment, and willingness to devote adequate time and effort to Board responsibilities so as to enhance the Board’s ability to oversee and direct the affairs and business of the Company. The Nomination and Governance Committee recommends to the full Board nominees who it believes will create and maintain a Board that satisfies applicable legal and regulatory requirements. In support of these goals, the Nomination and Governance Committee oversees the directors’ continuing education, which includes seminars focused on strategic and governance issues and discussions with outside advisors. The Nomination and Governance Committee, with the Chairman of the Board, oversees an annual evaluation of the Board’s performance. The Nomination and Governance Committee’s Charter is available on the Company’s investor relations website, lbfostercompany.gcs-web.com under the “Governance” tab.
Candidates for nomination to the Board may be suggested by current directors, management, shareholders, or a third-party search firm engaged to assist with director recruitment. When the Nomination and Governance Committee engages a third-party search firm, it generally provides the third-party search firm with guidance as to the skills, experience, and qualifications that the Nomination and Governance Committee is seeking in potential candidates, and the search firm identifies candidates for the Nomination and Governance Committee’s consideration. Once candidates have been identified, the Nomination and Governance Committee generally evaluates an individual’s skills, experiences, perspectives, and qualifications against the criteria it has adopted in the context of the Board’s then-current composition and the needs of the Board and its Committees, conducts an interview process and third-party background check, and makes recommendations to the Board for election. The Committee routinely reviews director refreshment in the context of anticipated vacancies and changing needs of the Company. Refreshment discussions are led by the Committee Chair.
In selecting nominees for election to the Board, the Nomination and Governance Committee will consider submissions from shareholders and will consider and evaluate shareholder-recommended nominees in the same manner as other nominees. A shareholder wishing to recommend a nominee may notify the Corporate Secretary or any member of the Nomination and Governance Committee in writing and provide the information required by Section 2.05 of the Company’s Bylaws, including the following:
•
Timely written notice to the Corporate Secretary of the Company. The deadlines for providing notice to the Company of a proposed director nomination at our next Annual Meeting are set forth in the Company’s Bylaws and summarized in “Additional Information.”

•
The notice provided to the Corporate Secretary must include all information relating to a director nominee that would be required to be disclosed in a proxy statement or other filings, including such person’s written consent to being named in proxy materials as a nominee and to serving as a director if elected.

•
The notice provided to the Corporate Secretary must include a reasonably detailed description of all direct and indirect compensation, reimbursement, indemnification, benefits and other agreements, arrangements, and understandings (written or oral and formal or informal and whether monetary or non-monetary) during the past three years, and any other relationships, between or among the shareholder proponent and each proposed nominee.

•	The notice provided to the Corporate Secretary must include a completed and signed questionnaire, representation, and agreement as provided in Section 2.05(c) of the Company’s Bylaws.
•
Such other information as may reasonably be required by the Company to determine the eligibility and qualifications of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee.

•
If applicable, a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

Submissions should be sent to the Company’s principal executive offices, 415 Holiday Drive, Suite 100, Pittsburgh, PA 15220, Attn: Corporate Secretary. Please see “Additional Information” for the applicable deadlines for submitting proposals relating to director nominations. The foregoing summary of our shareholder director nomination procedures is not complete and is qualified in its entirety by reference to the full text of the Company’s Bylaws that has been publicly filed with the SEC and is available at www.sec.gov.
Non-Employee Director Compensation
The Nomination and Governance Committee determines appropriate levels of compensation for our non-employee directors by reviewing surveys and data from other publicly-traded companies and conferring with other directors, and outside advisors as necessary, to obtain information on competitive compensation practices. The Nomination and Governance Committee uses this information as a tool to determine appropriate levels of non-employee director compensation. The Nomination and Governance Committee then makes recommendations regarding non-employee director compensation to the Board for approval, which recommendations in the past have included reduction in compensation, maintenance of current levels, and increases consistent with industry and peer practice. The Committee commissioned director compensation assessments by the Consultant, most recently in February 2025. The Consultant compared the Company’s directors’ compensation levels and program practices to those of the Company’s Comparator Group and a broader set of over 150 general industry companies of similar size to L.B. Foster. The Consultant also informed the Nomination and Governance Committee of current trends and practices in directors’ compensation, which includes shareholder approval of limits applicable to director compensation. The compensation for non-employee directors had remained unchanged since 2023 when, upon the recommendation of the Consultant, compensation was adjusted consistent with industry norms effective as of the date of the 2023 Annual Meeting of Shareholders. In 2025, consistent with historic practice, the Nomination and Governance Committee again commissioned a Consultant assessment of non-employee compensation and, upon its recommendation, approved a $10,000 increase in the value of the annual equity award; all cash compensation remained unchanged from 2023 levels. The next review of non-employee director compensation is expected to be undertaken in 2027.
Select Ad Hoc Corporate Responsibility Committee
The select ad hoc Corporate Responsibility Committee was formed in December 2022 and is comprised of a Chair (Mr. Meyer), and the chairs of the other standing Board Committees (Mr. Thompson - Audit, Ms. Owen - Nomination and Governance, and Mr. Kunz - Compensation). The Corporate Responsibility Committee had one meeting in 2025. The purpose of the Corporate Responsibility Committee is to assist the Board in oversight of the Company’s overall environmental and social policies, strategies, programs, and operational efficiency and performance metrics. While management is responsible for development of the approach, implementing initiatives, and driving the overall programs, the Corporate Responsibility Committee reviews the application of relevant market and regulatory measures to oversee and determine whether the Company’s initiatives are aligned with its long-term business strategies and the creation of shareholder value. The Corporate Responsibility Committee reviews the Company’s environmental and social-related activities, programs and policies and whether they are addressed, as an oversight matter, through the Corporate Responsibility Committee or the Audit, Compensation, and Nomination and Governance Committees.
Additional Corporate Governance Matters
Director Education
The Company is committed to providing directors with opportunities and resources for continuing education for corporate governance and business-related issues as may be appropriate, including Company-paid membership in national director associations which provide educational opportunities, and routinely has third parties provide presentations on current legal, governance, compensation, and accounting matters during Board meetings. In 2025, the Nomination and Governance Committee organized two annual trainings for all Board members; additionally, it disseminates continuing education materials collected by directors, and provides time for directors to discuss issues and best practices addressed in seminars or programs with the other directors on a regular basis.
Board Assessment
The Board assesses the effectiveness of the Board and its committees on an annual basis through an evaluation process that involves engagement with individual directors, each committee, and the Board as a whole. The assessment addresses topics such as structure and effectiveness of meetings, membership, materials and communications, and director duties and responsibilities. In addition, each director evaluates the performance characteristics of every director and the Chair, who then engages in candid discussions with each member regarding the feedback.
Code of Conduct and Ethics
The Company adopted a code of conduct and ethics that applies to all the Company’s directors, officers, and employees, including its CEO, chief financial officer and chief accounting officer. We have posted a current copy of the code, entitled “Legal and Ethical Conduct Policy,” on our investor relations website, lbfostercompany.gcs-web.com under the “Governance” tab.
Stock Ownership Guidelines for Non-Employee Directors
Within five years of first being elected to the Board, the Company’s non-employee directors are expected to own Company common stock equal to four times their respective annual cash compensation for services as a director. All non-employee directors serving in 2025 were compliant with these Guidelines.
Transactions With Related Parties
The Company’s written Legal and Ethical Conduct Policy generally addresses the topic of conflicts of interest, which includes transactions qualifying as “related party transactions” (transactions in which the Company was, or is to be, a participant and the amount involved exceeds $120,000 and in which any of the Company’s directors, director nominees, executive officers, greater than five percent shareholders, or certain family members of any of the foregoing persons or business entities with which such persons are affiliated had or will have a material interest, directly or indirectly). On an annual basis, the Company requires each director, executive officer, and salaried employee to disclose in writing any situations which may give rise to a conflict of interest. The Company’s Internal Audit Department reviews and summarizes any such disclosures. The Audit Committee Charter provides that the Audit Committee is responsible for reviewing and, if appropriate, approving related party transactions as defined under Item 404 of SEC Regulation S-K. A review of potential related party transactions is undertaken by the Company’s Internal Audit Department and the General Counsel based on annual disclosures made by management and directors, supplemented from time to time based upon changing circumstances, and the Audit Committee is updated at every regular meeting with respect to any such transactions that require consideration. Since January 1, 2025, there have been no related person transactions that were required to be reported where such policies and procedures did not require review, approval or ratification or where they were not followed.
Compensation Committee Interlocks and Insider Participation
All members of the Compensation Committee are independent directors, and none are present or past employees or officers of the Company or any of its subsidiaries. No member of the Compensation Committee has had any relationship with the Company requiring disclosure under Item 404 of SEC Regulation S-K. The Company’s executive officers have not served on the board or compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers have served on the Company’s Board or Compensation Committee.
Section 16(a) Reporting Compliance; Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership of such securities with the SEC. The SEC has established specific due dates for these reports and we are required to disclose in this Proxy Statement any known late filings or failures to file.
Based solely on our review of Section 16 reports filed electronically with the SEC and written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to the Company’s officers, directors and more than 10% shareholders were satisfied.
Insider Trading Policy
The Company has adopted an insider trading policy and procedures that govern the purchase, sale, and other dispositions of the Company’s securities by directors, officers, and employees, and has implemented related procedures for the Company itself. We believe that our insider trading policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards.

Anti-Hedging and Anti-Pledging Policy
The Company’s Insider Trading Policy recognizes that hedging or monetization transactions can be accomplished through a number of possible mechanisms that are designed to hedge or offset any decrease in the market value of a company’s equity securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. Such hedging transactions may permit a director, officer, or employee to continue to own Company securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer, or employee may no longer have the same objectives as the Company’s other shareholders. Therefore, directors, officers, and employees are prohibited from engaging in any such transactions. This Policy similarly prohibits directors, officers, and other employees from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Introduction
In this Compensation Discussion and Analysis (“CD&A”), we summarize the compensation awarded to our executive officers listed in the Summary Compensation Table. We refer to these executive officers as our “named executive officers” or “NEOs.”
For 2025, the NEOs were:

NAME	TITLE
John F. Kasel	President and Chief Executive Officer
William M. Thalman	Executive Vice President and Chief Financial Officer
Brian H. Kelly*	Former Executive Vice President and Senior Advisor to the CEO
Patrick J. Guinee	Executive Vice President, General Counsel, and Corporate Secretary
Gregory W. Lippard	Senior Vice President, Rail

*	Mr. Kelly retired from the Company effective December 31, 2025.
Executive Summary
Our Compensation Principles and Objectives
The Company’s Compensation Committee (referred to in this CD&A as the “Committee”) maintains a compensation philosophy that:
•	facilitates the attraction and retention of talented and qualified executives; and
•	seeks to align executive compensation with Company performance by rewarding initiative and positive financial and operating results, while being mindful of the current business climate.
To this end, the Company’s executive compensation program is designed to be balanced and reasonable and allow the Company to attract and retain skilled talent to execute on our strategic plans. Compensation opportunities are determined with reference to the 50th percentile or median of the market for positions of similar responsibility. In designing our plans, we do not use highly-leveraged incentives that we believe could drive risky short-term behavior.
For each financial measure discussed in this CD&A, we include a footnote referring to an explanation or reconciliation of how the measure is calculated. Such information is included in Appendix A of this Proxy Statement.
Our Compensation Practices
The Committee has implemented the following practices with respect to the Company’s executive compensation program:
OUR PRACTICES INCLUDE:
☑	Committee Independence. The Committee consists of independent directors and reserves time at each meeting to meet in executive session without management present.
☑
Independent Compensation Consultant. The Committee has engaged its own independent compensation consultant (Pay Governance) and annually assesses the consultant’s performance, fees, and independence, including whether any type of conflict of interest exists.

☑
Goal Setting and Performance Evaluation for CEO and Other NEOs. The Committee, with the input of the full Board, engages in formal goal setting and performance evaluation processes for both the CEO and other NEOs. The CEO participates in this process with respect to other NEOs.

☑
Peer Group. After considering the input of the compensation consultant, the Committee established formal selection criteria for its comparator peer group companies listed below (the “Comparator Group”) and annually evaluates the composition of the Comparator Group to confirm the continued appropriateness of its component companies.

☑
Pay for Performance. Our metrics are reviewed and selected by the Committee from a list of possible metrics authorized by our shareholder-approved equity plan and the Executive Annual Incentive Compensation Plan (the “Annual Plan”).

☑
Tally Sheets. In order to make well-informed compensation decisions, the Committee reviews tally sheets that include an executive’s current and historical compensation amounts, stock ownership, and retirement amounts, as well as amounts owed by the Company upon various employment termination scenarios.

☑
Double Trigger Change-In-Control. We provide double trigger change-in-control protection to our executive officers, which means they may be entitled to severance of between one and two and one-half times base salary and bonus only in the event of both: (i) a change-in-control of the Company and (ii) a qualifying employment termination (“double trigger”). Restricted stock awards and performance share unit (“PSU”) awards made to executive officers also provide for double trigger change-in-control vesting. Some executive officers who have been promoted into the executive group have unvested restricted stock awards with single-trigger vesting that were granted prior to promotion to executive status. All restricted stock awards made to our executive officers after achieving executive status include double trigger vesting.

☑	Share Ownership Guidelines. We maintain rigorous share ownership guidelines which are applicable to all executives and non-employee directors.
☑
Clawback Policy. We have an executive recoupment policy that empowers the Company to recover certain incentive compensation erroneously awarded in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws (the “Clawback Policy”).

☑
Risk Mitigation. We mitigate undue risks associated with compensation through the use of caps on potential incentive payments; maintaining clawback provisions, anti-hedging, anti-pledging, and stock ownership policies and guidelines; retention provisions in equity grants; and multiple performance metrics that focus on profitability and capital efficiency.

☑
Grant Practices. The Company generally grants annual equity awards in the first quarter of each year, following approval by the Committee. The Committee and the Board do not take into account material non-public information when determining the timing or terms of equity awards or the value of executive compensation. In 2025, we did not grant stock options, stock appreciation rights, or similar option-like awards to our NEOs.

☑	Annual Say on Pay Vote. Our NEO compensation program is presented to shareholders for an advisory vote on an annual basis.
OUR PRACTICES EXCLUDE:
☒	Executive Employment Agreements. We do not, as a standard practice, provide executives with employment agreements and currently do not have any in place.
☒
Dividend Equivalents on Unearned PSU and Restricted Stock Awards. We do not pay dividends or dividend equivalents on PSU and restricted stock awards unless and until such awards are deemed earned and/or vested.

☒	Tax Gross-Ups on Perquisites or Severance. We do not provide any tax gross-up payments to cover personal income taxes on perquisites or severance benefits related to a change-in-control.
☒	Hedging and Pledging. We do not permit hedging or pledging transactions in the Company’s stock, pursuant to our Insider Trading Policy.

Elements of Compensation
Executive officers’ compensation includes base salary, annual cash incentive awards, and equity-based long-term incentive awards. The Committee aligns a significant portion of executive officer compensation with the Company’s performance relative to pre-established performance goals based on stated Company financial objectives, which are designed to drive the creation of long-term value for our shareholders. The Committee administers both short-term and long-term incentive compensation plans within its executive compensation structure, and the main features of the executive compensation program are as follows:
•	Base salaries, which represent competitive fixed compensation and reflect the executive’s experience, responsibilities, and expertise.
•
Short-term cash incentive awards, issued pursuant to the Annual Plan, in which payment is contingent on meeting annual financial performance goals that align with an executive’s responsibilities. The Committee authorized the 2025 Annual Plan (the “2025 Annual Plan”) and the related performance criteria of:

○	2025 Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“Adjusted EBITDA”)(1)(2); and
○	2025 Adjusted Free Cash Flow(3)(4)
•	Certain incentive-based compensation is subject to our Clawback Policy, which was amended and restated in 2023 in compliance with new SEC and Nasdaq rules.
•
Long-term incentive awards are heavily weighted toward performance, with 60% of the target long-term incentive opportunity granted in the form of PSUs that are paid, if earned, based on the achievement of pre-determined corporate level performance goals over a three-year period, and 40% of the target long-term incentive opportunity granted in the form of time-vested restricted stock, which vests ratably in one-third installments over a three-year period from grant. From time to time, the Company may approve additional retention or incentive awards (none were granted to our NEOs in 2025).

•
The performance goals used for the 2025 PSU awards were two equally-weighted metrics of 2025-2027 Economic Profit Improvement(5) and 2025-2027 Adjusted EBITDA(1). Each year is measured annually with targets set at the beginning of the three-year period in a manner that requires growth in Company profitability and returns over the three-year period.

•
The Company maintains a Key Employee Separation Plan (the “Separation Plan”) that provides officers with severance in the event of both a change-in-control and qualifying employment termination. The Separation Plan does not provide for any single trigger payments or tax gross-ups, and severance is capped at between one and two and one-half times base salary and bonus, depending on the executive.

Annual and long-term performance goals are approved by the Committee at the beginning of each plan year after consideration of the Company’s prior year performance, budgeted performance for the performance period, and anticipated market and economic conditions for the performance period.
Results of 2025 Shareholder Vote on Named Executive Officer Compensation
In May 2025, we held a shareholder advisory vote on the compensation paid to our NEOs, which resulted in the approval, by a significant margin, of the 2025 compensation paid to our NEOs, with over 98% of votes cast in favor of our say-on-pay proposal. Based on this feedback, and as the Company evaluated its compensation policies and practices throughout the remainder of 2025, our Board chose to make no significant changes to our existing executive incentive programs.
In connection with the Committee’s determination of 2025 executive compensation, the Company was mindful of the strong support our shareholders expressed for our pay-for-performance philosophy, which is designed to link the compensation paid to our executive officers, including NEOs, to the Company’s financial and share price performance in order to confirm that we are delivering value to our shareholders and not merely performing well against our peers.

The remainder of this CD&A is divided into three parts:
1.	Summary of 2025 Compensation Arrangements, which provides a brief summary of how the Company determines executive compensation for the NEOs;
2.	Overview of Compensation Framework, which reviews in greater detail overall considerations in determining executive pay, as well as the key elements of 2025 executive compensation at the Company; and
3.	Other Compensation Practices, which apply to our NEOs’ other compensatory arrangements.
Summary of 2025 Compensation Arrangements
Determining the Chief Executive Officer’s Compensation
The compensation of our CEO, John F. Kasel, consists of three major components: base salary, annual cash incentives, and long-term incentives in the form of equity awards. Mr. Kasel was paid a base salary at an annual rate of $742,500 until March 1, 2025, at which time his annual salary rate was increased to $800,000, which is more closely aligned with the market base compensation for Mr. Kasel’s role and responsibilities.
Mr. Kasel’s 2025 annual cash incentive awards were calculated relative to performance goals established at the beginning of the performance period and as described under the 2025 Annual Plan below. Mr. Kasel’s target annual cash incentive award remained at 100% of his base salary. As a result of the Company’s performance in 2025, as further described below, Mr. Kasel earned an annual cash incentive payout under the 2025 Annual Plan of $654,400. Mr. Kasel’s long-term incentive equity award target for 2025 was $1,400,000. This award increased Mr. Kasel’s percentage of performance-based at-risk compensation, establishing a strong link between Mr. Kasel’s pay and the Company’s performance.
Mr. Kasel’s compensatory arrangements were established following guidance of the Company’s independent compensation consultant and after consideration of the market and the Comparator Group’s pay practices as more fully described under “Overview of Compensation Framework.”
Determining Compensation for Other Named Executive Officers
Each of our NEOs, other than Mr. Kasel, is a leader of an individual business or function of the Company, and all report directly to the CEO. The CEO develops the objectives that each other NEO is expected to achieve, and against which each NEO’s performance is assessed. These objectives are reviewed with the Committee at the beginning of each year and are derived largely from the Company’s annual financial and strategic planning sessions in which the other NEOs participate and the Board reviews. The CEO leads the assessment of each other NEO’s individual performance against these objectives, as well as the Company’s overall performance and the performance of each NEO’s business or function. The CEO then makes a compensation recommendation to the Committee for each NEO in consultation with the Company’s SVP, Human Resources. The NEOs, including the CEO, do not participate in the final determination of their own compensation.
As discussed above, the Company’s general process involves using proxy statement data from the Comparator Group companies, a compensation survey, and the input of the independent compensation consultant to determine competitive compensation levels for the NEOs and the other executive officers of the Company. As with the CEO, the NEOs’ compensation consists of three major components: base salary, annual cash incentives, and long-term incentives in the form of equity awards.
Determination of base salaries for the non-CEO NEOs is described further below. Annual cash incentive awards for these NEOs were determined in accordance with the 2025 Annual Plan and their long-term incentive equity awards were granted in accordance with the long-term incentive program (the “LTIP”), all as described below.
Overview of Compensation Framework
The Company seeks to attract and retain talented and qualified executives through the use of compensation programs that are balanced and competitive. The Committee pursues this goal through its approval of executive officer compensation and, in the case of the CEO, recommending that the Board ratify his compensatory arrangements. The Committee’s executive compensation philosophy is to align compensation with Company performance by rewarding initiative and positive financial and operating results, while being mindful of the current business climate.

The Committee generally aligns executive officer compensation with the Company’s performance in order to drive short-term achievement and create long-term shareholder value. Our compensation program reflects the goals of consistent behavior and balancing short and long-term interests. Due to the Company’s product mix and distinct manufacturing and distribution businesses, our Company does not have true “peers” among publicly-traded companies and, for this reason, the Committee believes that Company-specific performance measures, as opposed to performance goals measured relative to peer company performance, are most appropriate to incentivize management to achieve the business goals of the Company. Further, annual and long-term performance measures include a mix of factors to avoid over-emphasis on any single measure. Such measures include goals for both profitability and efficient use of capital. A significant portion of the executive officers’ potential compensation is variable and earned under incentive plans that are based on the Company’s performance and the value delivered to the Company’s shareholders.
The Use of Market Compensation Data
The Committee’s objective is to pay executives fairly and competitively. Executive pay is measured against the Comparator Group and other market data (described below) to confirm that compensation is within the range of competitive practices. Each year, to assist in its compensation decisions to determine market rates for overall compensation and each pay component, the Committee reviews market data drawn from the following sources: (i) the compensation practices of the Comparator Group and (ii) and general industry survey data compiled and published by independent third-party providers.
As stated above, the Committee does not believe the Company has true “peers” among publicly traded organizations. Accordingly, the Committee reviews the compensation of certain publicly traded companies that it believes are most comparable to the Company. The Comparator Group was selected based on the following criteria:
•	Revenues and assets ranging from approximately one-half to double those of the Company;
•	Market capitalization of less than $1.5 billion at the time of review by the Committee;
•	Generally less than 4,000 employees;
•	Lower gross margins and higher asset turnovers, likely indicating a distribution business element; and
•	Industry sector generally composed of materials and industrial companies.
The Committee reviews the Comparator Group each year, and used the following 16 Comparator Group companies for 2025 executive compensation purposes(1):

Tredegar Corporation	Hawkins, Inc.	Orion Group Holdings, Inc.
Ampco-Pittsburgh Corporation	LSI Industries Inc.	Quanex Building Products Corporation
Twin Disc, Incorporated	Manitex International, Inc.	InSteel Industries Inc.
Columbus McKinnon Corporation	NN, Inc.	Ascent Industries Co.
NPK International Inc.	Haynes International, Inc.
The Gorman-Rupp Company	NWPX Infrastructure, Inc.

(1)
The Comparator Group was reviewed in late 2025 and slight adjustments were made. However, the adjustments to the group did not impact 2025 compensation. The revised group was included in the market evaluation used in setting 2026 compensation.

Role of the Compensation Committee in Establishing Objectives
The Company’s overall executive compensation program is intended to create long-term value by retaining and rewarding outstanding leaders and motivating them to perform at the highest level. Incentives are designed to reward financial and operating performance. After considering the compensation practices of the Comparator Group and the survey data from independent third-party providers, the Committee exercises its judgment in making decisions on individual executive compensation components, including the amount and allocation of compensation. The Committee annually reviews and, if appropriate, adjusts these compensation components based on market and business conditions. The Annual Plan and LTIP program include both profitability- and capital-efficiency-based targets.
The Committee believes that a significant portion of an executive’s compensation should be delivered through performance-based incentive compensation. Each year, the Committee identifies a variety of financial metrics and establishes rigorous annual and three-year performance goals as the basis for motivating and rewarding executives and aligning compensation with the performance of the Company. Management and the Compensation Committee believe that Adjusted EBITDA is an important metric to drive both short and long-term performance of the Company. The Annual Plan and LTIP performance targets are set at the beginning of each annual and three-year period, respectively, and, in the case of the LTIP, reflect increasing levels of achievement required for each year in the three-year performance period, with a heavier weighting assigned to the last year in the performance period to provide a greater incentive for longer-term achievement.
If the Company’s performance exceeds our goals and expectations, the incentive plans pay above the targeted level. If the Company’s performance falls below our goals and expectations, the incentive plans pay either below the targeted level, or nothing if threshold performance is not met. The 2025 Annual Plan and the PSU component of the LTIP include payout limits to prevent excessive payments and discourage executives from taking excessive risk with the business that may be contrary to the best interests of the Company and its shareholders. In 2025, target compensation for current NEOs was allocated among each compensation element as follows (shown for the CEO and the other NEOs on an average basis).

NOTES:
*	Fixed cash base salary earned in 2025 as disclosed in the Summary Compensation Table.
*	Annual and long-term incentive percentages are calculated based on salary disclosed in the Summary Compensation Table, with the annual and long-term incentives reflected at target.
Compensation Elements
Compensation of our NEOs includes base salary, annual cash incentive awards, and long-term equity awards granted under the LTIP. Mr. Kasel’s base salary and other incentive compensation were determined by the Compensation Committee after conferring with its independent compensation consultant, taking into consideration Mr. Kasel’s experience, Comparator Group companies’ practices, the Company’s compensation practices as described above, the

Company’s overall budgeted and forecasted compensation spending plan, and general industry survey data. The salary and incentive compensation of the other NEOs are determined by following the same process.
Base Salary and 2025 Salary Increases
Base salaries are reviewed annually and any increases are effective on March 1st for all NEOs. In 2025, base salary increases for each NEO were made according to historic practice after considering each NEO’s performance, retention, alignment with the corporate strategy, and execution of strategic initiatives to drive shareholder value, and reviewing compensation data from the Comparator Group and other similarly-sized organizations included in the survey data from independent third-party providers. With respect to the Comparator Group and the survey data, compensation adjustments are made with reference to the 50th percentile.

NAME	2024 Salary	2025 Salary
John F. Kasel	$742,500	$800,000
William M. Thalman	$412,549	$441,428
Brian H. Kelly	$381,119	$392,552
Patrick J. Guinee	$395,766	$411,597
Gregory W. Lippard	$351,698	$365,765

2025 Annual Plan
The 2025 Annual Plan was designed to provide performance-based cash compensation for the performance period of January 1, 2025, through December 31, 2025, and align NEO compensation with the achievement of performance goals that support the Company’s business strategy. The Committee approved the following 2025 performance measures and goals for the awards under the Annual Plan:
•	2025 Adjusted EBITDA(1)(2)
•	2025 Adjusted Free Cash Flow(3)(4)
To determine an NEO’s annual incentive opportunity, base salary is multiplied by a target percentage to obtain a target award. Target percentages for each NEO’s position approximate the market median. For the 2025 Annual Plan, each NEO was assigned the following target opportunity expressed as a percentage of base salary:

Name	Target (as a Percentage of Base Salary)
John F. Kasel	100%
William M. Thalman	65%
Brian H. Kelly	55%
Patrick J. Guinee	60%
Gregory W. Lippard	50%

The table below illustrates the 2025 performance measures and weighting applicable to the 2025 Annual Plan, as assigned to each NEO:

Performance Metric	John F. Kasel	William M. Thalman	Brian H. Kelly	Patrick J. Guinee	Gregory W. Lippard
Corporate Adjusted EBITDA(1)	75%	75%	75%	75%	20%
Operating Unit Adjusted EBITDA(2)	0%	0%	0%	0%	55%
Corporate Adjusted Free Cash Flow(3)	25%	25%	25%	25%	0%
Operating Unit Adjusted Free Cash Flow(4)	0%	0%	0%	0%	25%

The actual individual payments to NEOs are calculated based on individual NEO target award opportunity multiplied by the actual level of attainment of each performance metric relative to performance goals established at the beginning of the performance period.

The 2025 performance goals and payout percentage for each metric are summarized below:
Corporate and Operating Unit Adjusted EBITDA(1)(2) Performance and Payout Ranges

2025 Adjusted EBITDA(1)(2) as a % of Target Performance Goal	2025 Payout Range
125% and over	200%
100%	100%
80%	50%
Less than 80%	0%

2025 Target Performance Goal (in thousands)	2025 Actual Performance (in thousands)	2025 Actual Attainment	2025 Payout as a % of Target
Corporate: $44,824	Corporate: $38,219	Corporate: 85.3%	Corporate: 63.2%
Rail: $28,477	Rail: $22,887	Rail: 0.0%*	Rail: 0.0%*

*
While the Total Adjusted EBITDA for Rail was above the threshold level of $22,781,000 for 2025, such attainment did not include the incentive expense required for attainment at the threshold. Such expense would have reduced Rail Total Adjusted EBITDA below the threshold. Therefore, the Compensation Committee determined that the Rail Adjusted EBITDA attainment for 2025 was zero.

Corporate and Operating Unit Adjusted Free Cash Flow(3)(4) Performance and Payout Ranges

2025 Adjusted Free Cash Flow(3)(4) as a % of Target Performance Goal	2025 Payout Range
140% and above	200%
100%	100%
60%	50%
Less than 60%	0%

2025 Target Performance Goal (in thousands)	2025 Actual Performance (in thousands)	2025 Actual Attainment	2025 Payout as a % of Target
Corporate: $17,709	Corporate: $25,209	Corporate: 142.4%	Corporate: 200%
Rail: $32,090	Rail: $33,133	Rail: 103.3%	Rail: 108.2%

Adjustments to the Incentives of the NEOs
The above-described 2025 Annual Plan structure resulted in a calculated achievement payout of 97.4% for Messrs. Kasel, Thalman, Kelly, and Guinee, and 39.7% for Mr. Lippard. The Annual Plan permits the Compensation Committee, in its sole discretion, to adjust payouts up or down 15% based on operational and individual performance, with total payouts capped at 200% of target. In recognition of the Company achieving its second-best safety performance since Company records have been kept, in each of the measured rates (Recordable Injuries, Lost Time, Days Away/Restricted Days), the Compensation Committee determined, based, in part, upon the recommendation of the CEO (with respect to NEOs other than himself), to increase the 2025 Annual Plan results for Messrs. Kasel, Thalman, Kelly, and Guinee by 5% for a final result of 102.3%. Separately, due to below-target safety results within the Rail segment for 2025, the Compensation Committee determined to decrease the 2025 Annual Plan results for Mr. Lippard by 5% for a result of 37.7%.
The Plan also allows the Compensation Committee to apply adjustments for additional considerations, such as guidance achievements, when determining Annual Plan achievement. In addition to the adjustments for safety performance described above, the Compensation Committee also determined to decrease the 2025 Annual Plan results for Messrs. Kasel, Thalman, Kelly, and Guinee by 20% to 81.8% in consideration of the fact that while 2025 results were improved over prior years, the Company missed publicly-announced financial guidance that had been established throughout 2025.

The final 2025 Annual Plan results were calculated as set forth below for Messrs. Kasel, Thalman, Kelly, Guinee, and Lippard:

2025 Plan Metric (Kasel, Thalman, Kelly, and Guinee)	2025 Payout as a % of Target	2025 Plan Component Weighting	Weighted 2025 Payout as a % of Target
Corporate Adjusted EBITDA(1)	63.2%	75%	47.4%
Corporate Adjusted Free Cash Flow(3)	200.0%	25%	50.0%
2025 Payout as a % of Target			97.4%
Payout Modifier (5% increase for safety performance)	—	—	1.05%
As Adjusted Total 2025 Payout			102.3%
Payout Modifier (20% decrease for missed guidance)			80.0%
As Further Adjusted Total 2025 Payout			81.8%

2025 Plan Metric (Lippard)	2025 Payout as a % of Target	2025 Plan Component Weighting	Weighted 2025 Payout as a % of Target
Corporate Adjusted EBITDA(1)	63.2%	20%	12.6%
Rail Adjusted EBITDA(2)	0.0%	55%	0.0%
Rail Adjusted Free Cash Flow(4)	108.2%	25%	27.1%
2025 Payout as a % of Target			39.7%
Payout Modifier (5% decrease for safety performance)	—	—	0.95%
As Adjusted Total 2025 Payout			37.71%

Actual cash incentive awards earned and paid to the NEOs under the 2025 Annual Plan were as follows:

Name	Base Salary	2025 Annual Plan Target (as a Percentage of Base Salary)	2025 Annual Plan Target	Adjusted Payout Percentage	2025 Annual Plan Payout
John F. Kasel	$800,000	100%	$800,000	81.8%	$654,400
William M. Thalman	$441,428	65%	$286,928	81.8%	$234,707
Brian H. Kelly*	$392,552	55%	$215,904	81.8%	$176,609
Patrick J. Guinee	$411,597	60%	$246,958	81.8%	$202,012
Gregory W. Lippard	$365,765	50%	$182,883	37.71%	$68,958

*
Mr. Kelly retired from the Company effective December 31, 2025. In connection therewith, and pursuant to the terms of his Retirement Agreement, he was eligible for the payment of his 2025 Annual Plan award.

Long-Term Incentive Plan
2025 Long-Term Incentive Awards
The LTIP is designed to provide (i) NEOs with an incentive to remain with the Company, (ii) a means for NEOs to build ownership in the Company, and (iii) alignment with the value of NEOs’ awards and the Company’s long-term financial performance. In 2025, the Committee approved equity grants to each NEO under the LTIP, consisting of two components: time-vested restricted stock and PSUs.
For each NEO, 40% of the target long-term incentive value was granted in the form of time-vested restricted stock, which vests ratably in one-third installments over a three-year period from the grant date. The average closing price per share of the Company’s common stock during the last 15 calendar days of April 2025 was used to determine the number of shares granted to each NEO. The Committee believes that restricted stock awards recognize the cyclicality of the Company’s markets, promote executive retention and build ownership in the Company. Restricted stock also aligns our NEOs’ compensation and Company performance by conditioning a portion of the incentive opportunity upon appreciation of share value.
The remaining 60% of each NEO’s target long-term incentive award for 2025 was granted in the form of PSUs, with the number of units determined in the same manner as the portion granted in restricted stock for each NEO, including the CEO. The PSUs granted in 2025 have a performance period of January 1, 2025 through December 31, 2027, and will be paid in shares of the Company’s common stock, if earned, based on the Company’s achievement of two equally-weighted performance goals established at the beginning of the three-year performance period of (i) Economic Profit Improvement(5), calculated with reference to the Economic Profit earned for each calendar year in the performance period; and (ii) Adjusted EBITDA(1) measured each year of the three-year performance period. Economic Profit Improvement(5) and Adjusted EBITDA(1) targets were established at the beginning of the three-year period at a level that requires growth in Company profitability and economic returns. The PSUs are designed to align compensation and Company performance by making our NEOs’ long-term incentive compensation over a three-year performance period contingent upon the Company’s Economic Profit Improvement(5) and Adjusted EBITDA(1) achievement from 2025 through 2027.
In 2025, the Committee approved the following target long-term incentive values for each NEO, to be allocated between restricted stock awards and PSUs:

Name	Target ($)
John F. Kasel	$1,400,000
William M. Thalman	$400,000
Brian H. Kelly	$340,000
Patrick J. Guinee	$365,000
Gregory W. Lippard	$295,000

Based on these target values, the NEOs were awarded the following restricted shares and PSUs (at target):

Name	Restricted Shares	2025-2027 PSUs (at Target)
John F. Kasel	28,297	42,446
William M. Thalman	8,085	12,127
Brian H. Kelly*	6,872	10,308
Patrick J. Guinee	7,378	11,066
Gregory W. Lippard	5,963	8,944

*
Mr. Kelly retired from the Company effective December 31, 2025. In connection therewith, and pursuant to the terms of his Retirement Agreement, he received accelerated vesting, to the extent unvested, of his outstanding restricted stock awards effective on December 31, 2025 and is eligible to receive pro-rata vesting of his PSUs outstanding on December 31, 2025, to be paid, if earned, subject to and based on the Company’s attainment of the applicable performance goals as determined after the end of the applicable performance period.

The number of PSUs that may be earned at the end of each annual period in the 2025 - 2027 three-year performance plan will be determined in accordance with the following formula, with performance evaluated at the end of each annual period and shares earned at a rate of 30% in the first year, 30% in the second year, and 40% in the third year, with any shares earned in such period to vest and settle after the end of the three-year performance period, generally subject to continued employment:
(PSUs awarded (at target) x Economic Profit Improvement(5) % of Target Payout Earned x 0.50) +
(PSUs awarded (at target) x Adjusted EBITDA(1) % of Target Payout Earned x 0.50) = Total Earned PSUs
Economic Profit Improvement(5)*

2025 Economic Profit Improvement(5) Achievement Level and Payout Percentages for First Tranche of 2025-2027 PSU Award
	Economic Profit Improvement(5) Achieved (in thousands)	% of Target Payout	Weighting	% of Achievement
All NEOs	$4,190	0.0%	50%	0%

Economic Profit Improvement(5) Targets and Payout Table for 2025 (in thousands)
2025
200%	$13,300
100%	$8,900
50%	$4,400

*
With respect to the two remaining (2026 and 2027) annual tranches, the Economic Profit Improvement(5) targets are confidential and will be disclosed after the end of each applicable annual performance period.

Adjusted EBITDA(1)*

2025 Adjusted EBITDA(1) Achievement Level and Payout Percentages for First Tranche of 2025-2027 PSU Award
	Adjusted EBITDA(1) Achieved (in thousands)	% of Target Payout	Weighting	% of Achievement
All NEOs	$38,000	74.6%	50%	37.3%

Adjusted EBITDA(1) Targets and Payout Table for 2025 (in thousands)
2025
200%	$58,200
100%	$44,800
50%	$31,400

*	With respect to the two remaining (2026 and 2027) annual tranches, the Adjusted EBITDA(1) targets are confidential and will be disclosed after the end of each applicable annual performance period.

PSUs Earned and Banked in 2025 Under the 2025-2027 LTIP
John F. Kasel		4,754
William M. Thalman	0.0% Economic Profit Improvement(5) + 37.3% Adjusted EBITDA(1) = 37.3% Achievement x 30% Year 1 Weighting = 11.2% of PSUs Awarded (to be settled at the end of the three-year performance period)	1,358
Brian H. Kelly*		1,154
Patrick J. Guinee		1,239
Gregory W. Lippard		1,002

*
Mr. Kelly retired from the Company effective December 31, 2025. In connection therewith, and pursuant to the terms of his Retirement Agreement, he is eligible to receive pro-rata vesting of his PSUs outstanding on December 31, 2025, to be paid, if earned, subject to and based on the Company’s attainment of the applicable performance goals as determined after the end of the applicable performance period.

2024-2026 and 2023-2025 Performance Share Unit Awards
2024-2026 PSU Awards
The performance goals applicable to the PSU awards granted to our NEOs in the 2024 – 2026 Plan were equally weighted as Economic Profit Improvement(5) and Adjusted EBITDA(1) with annual targets established at the beginning of the three-year performance period of January 1, 2024 through December 31, 2026 that are weighted 30%, 30% and 40%. The formulas applicable to each of the annual Economic Profit Improvement(5) and annual Adjusted EBITDA(1) metrics are described on page 44 of our proxy statement filed on April 11, 2025.
Economic Profit Improvement(5)*

2025 Economic Profit Improvement(5) Achievement Level and Payout Percentages for Second Tranche of 2024-2026 PSU Award
	Economic Profit Improvement Achieved(5) (in thousands)	% of Target Payout	Weighting	% of Achievement
All NEOs	$7,615	169.2%	50%	84.6%

Economic Profit Improvement(5)

Targets and Payout Table for 2025 (in thousands)
2025
200%	$8,200
100%	$6,300
50%	$3,200

*	With respect to the remaining 2026 annual tranche, the Economic Profit Improvement(5) target is confidential and will be disclosed after the end of the applicable annual performance period.

Adjusted EBITDA(1)*

2025 Adjusted EBITDA(1) Achievement Level and Payout Percentages for Second Tranche of 2024-2026 PSU Award
	Adjusted EBITDA(1) (in thousands)	% of Target Payout	Weighting	% of Achievement
All NEOs	$38,000	94.1%	50%	47.0%

Adjusted EBITDA(1) Targets and Payout Table for 2025 (in thousands)
2025
200%	$51,200
100%	$39,400
50%	$27,600

*	With respect to the remaining 2026 annual tranche, the Adjusted EBITDA(1) target is confidential and will be disclosed after the end of the applicable annual performance period.

PSUs Earned and Banked in 2025 Under the 2024-2026 LTIP
John F. Kasel		11,684
William M. Thalman	84.6% Economic Profit Improvement(5) + 47.0% Adjusted EBITDA(1) = 131.6% Achievement x 30% Year 2 Weighting = 39.5% of PSUs Awarded (to be settled at the end of the three-year performance period)	3,651
Brian H. Kelly*		3,116
Patrick J. Guinee		3,359
Gregory W. Lippard		2,678

*
Mr. Kelly retired from the Company effective December 31, 2025. In connection therewith, and pursuant to the terms of his Retirement Agreement, he is eligible to receive pro-rata vesting of his PSUs outstanding on December 31, 2025, to be paid, if earned, subject to and based on the Company’s attainment of the applicable performance goals as determined after the end of the applicable performance period.

2023-2025 PSU Awards
The performance goals applicable to the PSU awards granted to our NEOs in the 2023 – 2025 Plan were equally weighted as Economic Profit Improvement(5) and Adjusted EBITDA(1) with annual targets established at the beginning of the three-year performance period of January 1, 2023 through December 31, 2025 that are weighted 30%, 30% and 40%. The formulas applicable to each of the annual Economic Profit Improvement(5) and annual Adjusted EBITDA(1) metrics are described on pages 45-46 of our proxy statement filed on April 12, 2024.
Economic Profit Improvement(5)*

2025 Economic Profit Improvement(5) Achievement Level and Payout Percentages for Third Tranche of 2023-2025 PSU Award
	Economic Profit Improvement Achieved(5) (in thousands)	% of Target Payout	Weighting	% of Achievement
All NEOs	$18,276	142.1%	50%	71.05%

Economic Profit Improvement(5) Targets and Payout Table for 2025 (in thousands)
2025
200%	$21,097
100%	$16,229
50%	$8,114

Adjusted EBITDA(1)*

2025 Adjusted EBITDA(1) Achievement Level and Payout Percentages for Third Tranche of 2023-2025 PSU Award
	Adjusted EBITDA(1) (in thousands)	% of Target Payout	Weighting	% of Achievement
All NEOs	$38,000	94.1%	50%	47.05%

Adjusted EBITDA(1) Targets and Payout Table for 2025 (in thousands)
2025
200%	$51,200
100%	$39,400
50%	$27,600

PSUs Earned and Banked in 2025 Under the 2023-2025 LTIP
John F. Kasel		26,289
William M. Thalman	71.05% Economic Profit Improvement(5) + 47.05% Adjusted EBITDA(1) = 118.1% Achievement x 40% Year 3 Weighting = 47.2% of PSUs Awarded (to be settled at the end of the three-year performance period)	8,365
Brian H. Kelly*		7,170
Patrick J. Guinee		7,170
Gregory W. Lippard		5,975

*
Mr. Kelly retired from the Company effective December 31, 2025. In connection therewith, and pursuant to the terms of his Retirement Agreement, he is eligible to receive pro-rata vesting of his PSUs outstanding on December 31, 2025, to be paid, if earned, subject to and based on the Company’s attainment of the applicable performance goals as determined after the end of the applicable performance period.

Corporate Economic Improvement and Adjusted EBITDA were calculated for each year in the three-year performance period. The 3-year total % of target payout for the 2023-2025 LTIP was 151.6%. This includes the performance shares earned and banked in the first and second years of the three-year performance as previously reported.
2022-2025 Strategic Transformation Plan Awards
The 2022-2025 Strategic Transformation Plan Award units (“Special PSUs”) granted to each NEO with a performance period that ended on December 31, 2025, were earned at 0% and had no payout.
Other Compensation Practices
Retirement Plans
The NEOs participate in the Company’s 401(k) and Profit Sharing Plan (the “401(k) Plan”), a defined contribution retirement plan, qualifying under Section 401(k) of the Internal Revenue Code (the “Code”), which is available to a broad segment of the Company’s employees. The Company’s contributions for 2025 to the 401(k) Plan with respect to our NEOs are included in the Summary Compensation Table. There were no discretionary profit-sharing contributions made under the 401(k) Plan for 2025.
The Company also maintains a Supplemental Executive Retirement Plan (the “SERP”) under which executive officers may accrue benefits unavailable under the 401(k) Plan because of Code limitations. These benefits are also included in the Summary Compensation Table and 2025 Non-Qualified Deferred Compensation Table.
The Company maintains these retirement plans for retention purposes and to provide a competitive opportunity for the Company’s employees to obtain a secure retirement.
Anti-Hedging and Anti-Pledging Policy
The Company’s Anti-Hedging and Anti-Pledging Policy is explained in the Corporate Governance section of this Proxy Statement.
No Employment Agreements
The Company does not currently provide its NEOs with formal employment agreements.

Separation Plan and Change-In-Control Arrangements
The Separation Plan provides for severance payments in the event of a change-in-control of the Company combined with a qualifying termination of each currently-employed NEO’s employment. The Committee believes that providing severance payments in these situations is beneficial to shareholders so that executives may remain unbiased when evaluating a transaction that may be beneficial to shareholders yet could negatively impact their continued employment with the Company. In the event a participant experiences a qualifying employment termination in connection with a change-in-control of the Company, such participant is entitled to receive the participant’s base salary plus their target annual bonus multiplied by a “Benefit Factor” (subject to execution (and non-revocation) of a release of claims and compliance with confidentiality and one-year non-compete and customer and employee non-solicit obligations).
The participants’ Benefit Factors are as follows:

Benefit Factor
CEO	2.5
Executive/Senior Vice Presidents	2
Vice Presidents	1

Subject to compliance with the obligations in the release, a participant also will be paid $15,000 for outplacement services, and provided medical, dental, and vision insurance for up to 18 months post-employment. A participant will not be entitled to these payments and benefits under the Separation Plan, unless both: (i) a change-in-control has occurred; and (ii) the participant’s employment has been terminated (involuntarily without “cause” or for “good reason”).
Our award agreements include double trigger change-in-control provisions. Restricted stock awards generally provide that, if a change-in-control occurs prior to the end of the full vesting period and (i) the participant experiences an involuntary separation from service by the Company other than due to (A) cause, (B) death, or (C) disability, or the participant terminates for good reason, within the 90-day period immediately preceding a change-in-control, or on or within the two-year period immediately following a change-in-control, any unvested shares will immediately vest. If the acquiring entity in a change-in-control does not assume awards and convert the shares into a substantially comparable award of capital stock or other equity incentive instrument in such acquiring entity as determined by the Board, any unvested shares will immediately vest.
PSU awards generally provide that, if the awards are assumed by the acquiror in connection with a change in control, the PSUs for completed periods will be deemed earned based on actual performance, and PSUs for incomplete and future periods will be deemed earned at target, with such PSUs converted into time-based awards of the acquiror which generally will be subject to vesting based on continued employment through the end of the vesting term. If, however, the participant experiences an involuntary separation from service by the Company other than due to (A) cause, (B) death, or (C) disability, or the participant terminates for good reason, within the 90-day period immediately preceding a change-in-control, or on or within the two-year period immediately following a change-in-control, any unvested shares will immediately vest. If the acquiring entity in a change-in-control does not assume awards and convert the shares into a substantially comparable award of capital stock or other equity incentive instrument in such acquiring entity as determined by the Board, any unvested PSUs for completed periods will be earned based on actual results, and any PSUs for incomplete and future periods will be deemed earned at a target award level, and all PSUs will immediately vest. All PSUs are settled at the end of the performance period unless otherwise permitted by Code Section 409A.
With respect to the Performance-Based Stock Program (2021-2026), if at the time of a change in control the awards are assumed by the acquiror, the PSUs will be deemed earned at target and converted into time-based awards of the acquiror which generally would be subject to vesting based on continued employment through the end of the remaining vesting term. If, however, there is a qualifying termination after the change in control but before the end of the vesting term, the vesting will be accelerated and deemed earned at a target award level. If awards are not assumed by the acquiror, vesting occurs and the awards will be deemed earned at target. All such awards are settled at the end of the performance period unless otherwise permitted by Code Section 409A. Any payment to a participant that would constitute an “excess parachute payment” within the meaning of Section 280G of the Code will cause the payment to be reduced to an amount, which maximizes the aggregate present value of the payment, without causing any payment to be subject to the limitation of deduction under Section 280G. The Performance-Based Stock Program expired on February 28, 2026 with all performance conditions having been met.
See “Potential Payments Upon Termination or Change-in-Control” below for estimates on the benefits certain NEOs would have received if such person was terminated on December 31, 2025, in connection with a change-in-control.
Stock Ownership Policy
The Company’s Stock Ownership Policy requires our CEO to own stock valued at least 5 times his salary. Executive/Senior Vice Presidents are required to own stock valued at least 2.5 times their respective salaries, and Vice Presidents are required to own stock valued at least 1.5 times their respective salaries. The Stock Ownership Policy requires executives to retain 100% of the shares that are earned or that vest (net of tax) at any time while the value of current holdings is below the target requirement. Shares that count toward the requirement include unvested restricted shares, shares acquired through employee benefit plans, and shares held outright by the executive. In cases of hardship, the CEO may recommend to the Committee, and the Committee may grant the executive, permission to sell shares even if the Policy requirement has not been met. The Committee believes that such ownership requirements will discourage executives from taking any excessive long-term risks.
Right of Recovery (Clawback)
In accordance with SEC rules and the requirements of the Nasdaq listing rules, in 2023, the Compensation Committee adopted the Clawback Policy that empowers the Company to recover certain incentive compensation erroneously awarded to a current or former “Section 16 officer” of the Company, as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (“Exchange Act”) (a “Covered Officer”), in the event of an accounting restatement. In the event we are required to prepare an accounting restatement as provided in our Clawback Policy, unless an exception applies, the Company will recover reasonably promptly from each Covered Officer the applicable incentive compensation received by such Covered Officer.
Other Corporate Plans
The Company also provides certain executive officers with life and long-term disability programs. The incremental cost to the Company of our NEOs’ benefits provided under these programs is included in the Summary Compensation Table for each applicable NEO.
The Company also provides limited perquisites to the NEOs, which may include car allowances financial planning services, and membership in athletic or social clubs. The Company’s incremental costs for these perquisites are included in the Summary Compensation Table.
NEO Departure
Effective December 31, 2025 (the “Retirement Date”), Mr. Kelly retired from the Company. In connection with Mr. Kelly’s retirement, on December 3, 2025, the Committee approved the entry into a Retirement Agreement and General Release (the “Retirement Agreement”) with Mr. Kelly. Subject to Mr. Kelly’s obligations to comply with certain non-compete, non-solicitation, and non-disparagement covenants, the Committee approved Mr. Kelly’s departure from the Company as a retirement as provided in the Company’s applicable plans and related agreements with the following effect: (i) the accelerated vesting, to the extent unvested, of Mr. Kelly’s outstanding restricted stock awards effective on the Retirement Date; (ii) the pro-rata vesting of Mr. Kelly’s outstanding PSU awards effective on the Retirement Date to be paid, if earned, subject to and based on the Company’s attainment of the applicable performance goals as determined after the end of the applicable performance period; (iii) the payment of any awards of shares or PSUs to the extent earned during active employment preceding an approved retirement under the Performance-Based Stock Program and Strategy Transformation Plan; (iv) the payment, if earned, of the annual cash incentive bonus award for the performance period of January 1, 2025 through December 31, 2025, subject to and based on the Company’s attainment of the applicable performance goals as determined after the end of such performance period; and (v) the payment of Mr. Kelly’s accrued balance under the Company’s supplemental executive retirement plan.

COMPENSATION COMMITTEE REPORT
Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate other Company filings, including this Proxy Statement, the following Report of the Compensation Committee does not constitute soliciting material and shall not be incorporated by reference into any such filings.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on this review and discussion, it has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE
John E. Kunz, Chair
Raymond T. Betler
Diane B. Owen

SUMMARY COMPENSATION TABLE – 2025, 2024, and 2023
The following table sets forth information regarding compensation of the Company’s NEOs for the years 2025, 2024, and 2023:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
John F. Kasel President and CEO	2025	$790,417	—	$1,319,357	$654,400	$156,338(3)	$2,920,512
	2024	$731,250	$38,101	$1,387,851	$758,093	$160,025	$3,075,320
	2023	$658,750	—	$1,078,650	$987,188	$133,065	$2,857,653

William M. Thalman EVP and Chief Financial Officer	2025	$436,615	—	$376,954	$234,707	$95,982(4)	$1,144,258
	2024	$408,051	$13,760	$433,707	$273,788	$82,384	$1,211,690
	2023	$380,800	—	$343,209	$366,524	$69,012	$1,159,545

Brian H. Kelly Former EVP and Senior Advisor to the CEO	2025	$390,646	—	$320,407	$176,609	$584,626(5)	$1,472,288
	2024	$378,094	$10,756	$370,088	$214,017	$98,988	$1,071,943
	2023	$358,047	—	$294,172	$291,966	$80,802	$1,024,987

Patrick J. Guinee EVP, General Counsel and Corporate Secretary	2025	$408,958	—	$343,981	$202,012	$82,395(6)	$1,037,346
	2024	$392,625	$11,170	$399,027	$222,242	$70,806	$1,095,870
	2023	$372,228	—	$294,172	$303,186	$71,239	$1,040,825

Gregory W. Lippard SVP, Rail	2025	$363,421	—	$278,016	$68,958	$74,753(7)	$785,148
	2024	$348,906	$12,626	$318,039	$253,223	$67,694	$1,000,488
	2023	$332,217	—	$245,147	$199,297	$67,043	$843,704

(1)
For 2025, the amounts represent the aggregate grant date fair value of the 2025-2027 LTIP awards computed in accordance with FASB ASC Topic 718 (ASC 718) (excluding the effect of estimated forfeitures). This grant consists of a combination of restricted stock and PSUs. For a discussion of valuation assumptions, see Note 14 of the Company’s 2025 Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. The 2025 amounts listed in this table use the closing price per share of Company stock on May 22, 2025, of $18.65 and for the PSUs, the amounts are based on target performance. Maximum opportunity for PSUs is $1,583,236, for Mr. Kasel; $452,337 for Mr. Thalman; $384,488 for Mr. Kelly; $412,762 for Mr. Guinee; and $333,611 for Mr. Lippard.

(2)	Amounts represent cash incentive awards paid under the 2025 Annual Plan.
(3)
For Mr. Kasel, the 2025 amount includes: a 401(k) Company match of $21,000; a SERP contribution of $74,197; an auto allowance of $15,000; Company-paid life insurance premium; Company-paid long-term disability premium; club membership of $23,929; and $17,140 for financial planning services.

(4)
For Mr. Thalman, the 2025 amount includes: a 401(k) Company match of $20,347; a SERP contribution of $22,450; an auto allowance of $15,000; Company-paid life insurance premium; Company-paid long-term disability premium; club membership of $20,411; and $13,716 for financial planning services.

(5)
For Mr. Kelly, the 2025 amount includes: a 401(k) Company match of $20,242; a SERP contribution of $15,925; an auto allowance of $15,000; Company-paid life insurance premium; Company-paid long-term disability premium; club membership of $23,434; and $17,140 for financial planning services. For Mr. Kelly, the 2025 amount also includes the following amounts in connection with his retirement: $370,670 representing the value of accelerated vesting of his outstanding restricted stock awards on the Retirement Date and $113,117 for the payment of his accrued balance under the Company’s supplemental executive retirement plan. Mr. Kelly’s 2025 amount excludes his unvested 2023, 2024, and 2025 PSUs and 2021 Performance-Based Stock Awards (“PBSAs”), the values of which were previously included “Stock Awards” column for the applicable grant year, which will continue to vest on a pro-rata basis on their original stated vesting schedules following his retirement (subject to the achievement of applicable performance goals). Such unvested PSUs had an aggregate value of $310,841 at the time of his retirement, and such unvested PBSAs were not earned during his active employment and were forfeited at retirement.

(6)
For Mr. Guinee, the 2025 amount includes: a 401(k) Company match of $20,163; a SERP contribution of $17,542; an auto allowance of $15,000; Company-paid life insurance premium; Company-paid long-term disability premium; club membership of $9,500; and $17,140 for financial planning services.

(7)
For Mr. Lippard, the 2025 amount includes: a 401(k) Company match of $21,500; a SERP contribution of $16,756; an auto allowance of $12,000; Company-paid life insurance premium; Company-paid long-term disability premium; and club membership of $21,447.

GRANTS OF PLAN-BASED AWARDS IN 2025
The following table provides information on 2025 Non-Equity and Equity Incentive Plan Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John F. Kasel	—	400,000	800,000	1,600,000	—	—	—	—	—
	5/22/2025	—	—	—	21,223	42,446	84,892	—	791,618
	5/22/2025	—	—	—	—	—	—	28,297	527,739

William Thalman	—	143,464	286,928	573,856	—	—	—	—	—
	5/22/2025	—	—	—	6,064	12,127	24,254	—	226,169
	5/22/2025	—	—	—	—	—	—	8,085	150,785

Brian H. Kelly	—	107,952	215,904	431,808	—	—	—	—	—
	5/22/2025	—	—	—	5,154	10,308	20,616	—	192,244
	5/22/2025	—	—	—	—	—	—	6,872	128,163

Patrick J. Guinee	—	123,479	246,958	493,916	—	—	—	—	—
	5/22/2025	—	—	—	5,533	11,066	22,132	—	206,381
	5/22/2025	—	—	—	—	—	—	7,378	137,600

Gregory W. Lippard	—	91,442	182,883	365,766	—	—	—	—	—
	5/22/2025	—	—	—	4,472	8,944	17,888	—	166,806
	5/22/2025	—	—	—	—	—	—	5,963	111,210

(1)
These grants reflect awards under the Annual Plan in 2025 as discussed in the Compensation Discussion and Analysis. Amounts actually paid under this plan to NEOs for 2025 are included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)	These grants reflect awards of PSUs granted under the LTIP and the L.B. Foster 2025 Equity and Incentive Compensation Plan (the “2025 Plan”) as discussed in the Compensation Discussion and Analysis.
(3)
This column includes restricted stock awards granted under the LTIP and the 2025 Plan, as discussed in the Compensation Discussion and Analysis. The fair market value for these shares on the grant date of May 22, 2025 was $18.65, the closing price per share on that day.

(4)
Reflects the grant date fair value of PSU and restricted stock awards determined in accordance with ASC 718 (excluding the effect of estimated forfeitures). For a discussion of the valuation assumptions, see Note 14 of the Company’s Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Please see the “Compensation Discussion and Analysis” section of this Proxy Statement for a description of our plans and other compensatory arrangements with our NEOs that are reported in the Summary Compensation Table and Grants of Plan-Based Awards Table.

OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR-END
Our NEOs held no outstanding stock options at fiscal year-end. The following table sets forth information regarding unvested stock awards held by the NEOs as of December 31, 2025:

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
John F. Kasel	162,382	$4,376,195	55,044	$1,483,436
William M. Thalman	50,410	$1,358,550	17,551	$472,999
Brian H. Kelly*	29,349	$790,956	0	$0
Patrick J. Guinee	44,370	$1,195,772	16,217	$437,048
Gregory W. Lippard	36,420	$981,519	13,351	$359,809

*
Mr. Kelly retired from the Company effective December 31, 2025. In connection therewith, and pursuant to the terms of his Retirement Agreement, he received accelerated vesting, to the extent unvested, of his outstanding restricted stock awards effective on December 31, 2025 and is eligible to receive pro-rata vesting of his PSUs outstanding on December 31, 2025, to be paid, if earned, subject to and based on the Company’s attainment of the applicable performance goals as determined after the end of the applicable performance period.

(1)	This column includes unvested restricted stock awards granted under the LTIP in 2023, 2024, and 2025. The vesting schedule of the restricted stock awards is described below:

Name	Grant Date	Vesting Date	Unvested Restricted Stock
2023 Restricted Stock Awards:
John F. Kasel	2/14/2023	3-year graded vesting; vests 33 1/3% per year over 3-year period	12,377
William M. Thalman	2/14/2023	3-year graded vesting; vests 33 1/3% per year over 3-year period	3,938
Brian H. Kelly	2/14/2023	3-year graded vesting; vests 33 1/3% per year over 3-year period	0
Patrick J. Guinee	2/14/2023	3-year graded vesting; vests 33 1/3% per year over 3-year period	3,376
Gregory W. Lippard	2/14/2023	3-year graded vesting; vests 33 1/3% per year over 3-year period	2,813
2024 Restricted Stock Awards:
John F. Kasel	5/23/2024	3-year graded vesting; vests 33 1/3% per year over 3-year period	13,147
William M. Thalman	5/23/2024	3-year graded vesting; vests 33 1/3% per year over 3-year period	4,109
Brian H. Kelly	5/23/2024	3-year graded vesting; vests 33 1/3% per year over 3-year period	0
Patrick J. Guinee	5/23/2024	3-year graded vesting; vests 33 1/3% per year over 3-year period	3,780
Gregory W. Lippard	5/23/2024	3-year graded vesting; vests 33 1/3% per year over 3-year period	3,013
2025 Restricted Stock Awards:
John F. Kasel	5/22/2025	3-year graded vesting; vests 33 1/3% per year over 3-year period	28,297
William M. Thalman	5/22/2025	3-year graded vesting; vests 33 1/3% per year over 3-year period	8,085
Brian H. Kelly	5/22/2025	3-year graded vesting; vests 33 1/3% per year over 3-year period	0
Patrick J. Guinee	5/22/2025	3-year graded vesting; vests 33 1/3% per year over 3-year period	7,378
Gregory W. Lippard	5/22/2025	3-year graded vesting; vests 33 1/3% per year over 3-year period	5,963

This column also includes:
•
The 2023-2025 PSU awards granted under the LTIP. These awards were subject to forfeiture after the performance period ended (December 31, 2025) and prior to the distribution date (February 19, 2026) when the underlying performance achievement was certified. The performance attainment resulted in an overall payout of 151.6%.

•
The first tranche of the 2024-2026 PSUs earned for the first annual period (January 1, 2024 through December 31, 2024) of the 2024-2026 performance period upon certification of the performance results for such period on February 20, 2025. The performance attainment resulted in participants earning 86.1% of target for the first annual period. The earned PSUs remain subject to service conditions and will vest and settle in the first quarter of 2027 upon final certification of results at the end of the full three-year performance period.

•
The second tranche of the 2024-2026 PSUs earned for the second annual period (January 1, 2025 through December 31, 2025) of the 2024-2026 performance period upon certification of the performance results for such period on February 19, 2026. The performance attainment resulted in participants earning 131.6% of target for the second annual period. The earned PSUs remain subject to service conditions and will vest and settle in the first quarter of 2027 upon final certification of results at the end of the full three-year performance period.

•
The first tranche of the 2025-2027 PSUs earned for the first annual period (January 1, 2025 through December 31, 2025) of the 2025-2027 performance period upon certification of the performance results for such period on February 19, 2026. The performance attainment resulted in participants earning 37.3% of target for the first annual period. The earned PSUs remain subject to service conditions and will vest and settle in the first quarter of 2028 upon final certification of results at the end of the full three-year performance period.

•	The Special PSUs granted to each NEO with a performance period that ended on December 31, 2025, were not earned and are not included in the table.

Name	Grant Date	Vesting Date	Unvested PSUs
2023-2025 Performance Share Unit Awards:
John F. Kasel	2/14/2023	3-year performance period ended 12/31/25; achievement certified and shares distributed 02/19/2026	84,491
William M. Thalman	2/14/2023	3-year performance period ended 12/31/25; achievement certified and shares distributed 02/19/2026	26,884
Brian H. Kelly	2/14/2023	3-year performance period ended 12/31/25; achievement certified and shares distributed 02/19/2026	23,044
Patrick J. Guinee	2/14/2023	3-year performance period ended 12/31/25; achievement certified and shares distributed 02/19/2026	23,044
Gregory W. Lippard	2/14/2023	3-year performance period ended 12/31/25; achievement certified and shares distributed 02/19/2026	19,202
2024-2026 Performance Share Unit Awards (2024 and 2025 Tranches):
John F. Kasel	5/23/2024	PSUs are earned and will vest in February 2027 upon final certification of results.	19,316
William M. Thalman	5/23/2024	PSUs are earned and will vest in February 2027 upon final certification of results.	6,036
Brian H. Kelly	5/23/2024	PSUs are earned and will vest in February 2027 upon final certification of results.	5,151
Patrick J. Guinee	5/23/2024	PSUs are earned and will vest in February 2027 upon final certification of results.	5,553
Gregory W. Lippard	5/23/2024	PSUs are earned and will vest in February 2027 upon final certification of results.	4,427
2025-2027 Performance Share Unit Awards (2025 Tranche):
John F. Kasel	5/22/2025	PSUs are earned and will vest in February 2028 upon final certification of results	4,754
William M. Thalman	5/22/2025	PSUs are earned and will vest in February 2028 upon final certification of results	1,358
Brian H. Kelly	5/22/2025	PSUs are earned and will vest in February 2028 upon final certification of results	1,154
Patrick J. Guinee	5/22/2025	PSUs are earned and will vest in February 2028 upon final certification of results	1,239
Gregory W. Lippard	5/22/2025	PSUs are earned and will vest in February 2028 upon final certification of results	1,002

(2)	For restricted stock, PSUs, and Performance-Based Stock Awards, (“PBSAs”), values are based on the Company’s December 31, 2025 closing price of $26.95 per share.
(3)	This column reflects the number of unearned and unvested tranches of the 2024 and 2025 PSU awards and 2021 PBSAs for which the performance conditions had not been satisfied as of December 31, 2025.
(3a)
the 2024-2026 PSUs were granted on May 23, 2024. These PSUs may be earned based on annual achievement of the underlying performance metrics during each of the three years of the performance period, but such earned PSUs remain subject to service conditions and will vest and settle in the first quarter of 2027 upon final certification of results at the end of the full three-year performance period. PSUs earned for the first and second annual periods are included in footnote (1) above. The number of shares included for these awards assumes maximum performance for the 2026 tranche and includes the following: Mr. Kasel 23,665 shares; Mr. Thalman 7,395 shares; Mr. Kelly 0 shares; Mr. Guinee 6,804 shares; and Mr. Lippard 5,423 shares.

(3b)
the 2025-2027 PSUs were granted on May 22, 2025. These PSUs may be earned based on annual achievement of the underlying performance metrics during each of the three years of the performance period, but such earned PSUs remain subject to service conditions and will vest and settle in the first quarter of 2028 upon final certification of results at the end of the full three-year performance period. PSUs earned for the first annual period are included in footnote (1) above. The number of shares included for these awards assumes target performance for the 2026 and 2027 tranches and includes the following: Mr. Kasel 29,712 shares; Mr. Thalman 8,489 shares; Mr. Kelly 0 shares; Mr. Guinee 7,746 shares; and Mr. Lippard 6,261 shares.

(3c)
the 2021 PBSAs were granted on March 1, 2021. The first underlying performance condition was achieved and 50% of the award was settled and paid on April 5, 2024. The second underlying performance condition was achieved and 50% of the award was settled and paid on February 11, 2026. The number of shares included for these awards are as follows: 1,667 shares each for Messrs. Kasel, Thalman, Guinee, and Lippard, and 0 shares for Mr. Kelly.

2025 OPTION EXERCISES AND STOCK VESTED
There were no stock options exercised by our NEOs during 2025. The following table discloses the number of stock awards held by our NEOs that vested during 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John F. Kasel	45,911	$1,204,636
William M. Thalman	19,472	$518,013
Brian H. Kelly	30,116	$805,685
Patrick J. Guinee	17,621	$468,500
Gregory W. Lippard	13,306	$352,997

(1)
With respect to restricted stock, Mr. Kasel received distributions of 12,377 shares on February 14, 2025 at $27.50 (closing price on that day) per share, 4,604 shares on February 17, 2025 at $27.50 (closing price on February 14, 2025, the last preceding business day) per share, 6,574 shares on May 23, 2025 at $18.18 (closing price on that day) per share; Mr. Thalman received distributions of 3,938 shares on February 14, 2025 at $27.50 (closing price on that day) per share, 2,302 shares on February 17, 2025 at $27.50 (closing price on February 14, 2025, the last preceding business day) per share, 2,054 shares on May 23, 2025 at $18.18 (closing price on that day) per share; Mr. Kelly received distributions of 3,375 shares on February 14, 2025 at $27.50 (closing price on that day) per share, 1,919 shares on February 17, 2025 at $27.50 (closing price on February 14, 2025, the last preceding business day) per share, 1,753 shares on May 23, 2025 at $18.18 (closing price on that day) per share, 13,754 shares on December 31, 2025 at $26.95 (closing price on that day) per share; Mr. Guinee received distributions of 3,375 shares on February 14, 2025 at $27.50 (closing price on that day) per share, 2,110 shares on February 17, 2025 at $27.50 (closing price on February 14, 2025, the last preceding business day) per share, 1,890 shares on May 23, 2025 at $18.18 (closing price on that day) per share; and Mr. Lippard received distributions of 2,813 shares on February 14, 2025 at $27.50 (closing price on that day) per share, 1,535 shares on February 17, 2025 at $27.50 (closing price on February 14, 2025, the last preceding business day) per share, 1,506 shares on May 23, 2025 at $18.18 (closing price on that day) per share. With respect to the 2022-2024 PSU awards, those underlying performance conditions were certified by the Compensation Committee of the Board of Directors as having been achieved and the shares distributed on February 20, 2025. Mr. Kasel received a distribution of 22,356 shares, Mr. Thalman received a distribution of 11,178 shares, Mr. Kelly received a distribution of 9,315 shares, Mr. Guinee received a distribution of 10,246 shares, and Mr. Lippard received a distribution of 7,452 shares, each at $27.65 (closing price on that day) per share.

2025 NON-QUALIFIED DEFERRED COMPENSATION
The following table discloses the contribution, earnings and balances under the Company’s defined contribution plan that provides for deferred compensation on a non-qualified tax basis.

Name	Registrant contributions in last FY ($)(1)	Aggregate earnings in last FY ($)(2)	Aggregate balance at last FYE(3)
John F. Kasel	74,197	58,815	482,603
William Thalman	22,450	8,259	82,777
Brian H. Kelly	15,925	15,499	129,042
Patrick J. Guinee	17,542	17,074	127,022
Gregory W. Lippard	16,756	18,478	134,447

(1)	Amounts represent 2025 Company contributions to the SERP, which are included in the “All Other Compensation” column of the Summary Compensation Table.
(2)	Amounts represent interest earned in 2025. The amounts are not included in the Summary Compensation Table as they are not considered to be “above market” or preferential.
(3)
Amounts represent total SERP balance as of December 31, 2025. Amounts also include Company contributions to the SERP which were reported in the Summary Compensation Table for the fiscal years in which the executive was a NEO: $82,406 (2024) and $55,068 (2023) for Mr. Kasel; $25,775 (2024) and $15,065 (2023) for Mr. Thalman; $19,504 (2024) and $11,886 (2023) for Mr. Kelly; $21,049 (2024) and $13,206 (2023) for Mr. Guinee; and $12,192 (2024) for Mr. Lippard.

Supplemental Executive Retirement Plan (“SERP”)
The SERP is designed primarily for the purpose of providing benefits for a select group of management or highly compensated employees of the Company and its affiliates and is intended to qualify as a “top hat” plan under the Employee Retirement Income Security Act of 1974, as amended. The SERP is an unfunded, unsecured obligation of the Company, the benefits of which will be paid from its general assets.

We established the SERP in order to attract and retain persons that we consider to be important to our success by providing benefits that are not restricted by the statutory limitations imposed on tax-qualified retirement plans by the federal income tax laws. Executives and other eligible individuals are participants in the SERP.
The Compensation Committee has reserved the right to terminate a participant’s participation in the SERP at any time. Additionally, if a participant’s employment with the Company or its affiliates is terminated, or if the Compensation Committee, in its sole discretion, determines that a participant will no longer be a participant, the participant’s participation in the SERP (and such person’s right to accrue any benefits thereunder) will terminate.
The benefit provided under the SERP equals the supplemental retirement contributions credited to the participant’s account under the SERP, if any, as adjusted for interest credits. For each year or portion of a year in which a participant participates in the SERP, the participant may be credited with a matching contribution and/or a profit sharing contribution. The matching contribution is the difference, if any, between (a) the matching contribution that would have been made under the 401(k) Plan if the participant had made elective contributions to such plan sufficient to generate the maximum rate of matching contribution available under such plan, without imposition of any statutory limits imposed on tax-qualified retirement plans by the federal income tax laws and (b) the same amount with the imposition of such limits. The profit sharing contribution is the difference, if any, between (a) the profit sharing contribution that would have resulted if the applicable percentage rate had been applied on the participant’s compensation without regard to any statutory limits imposed on tax-qualified retirement plans by the federal income tax laws and (b) the actual profit sharing contribution allocated to the participant under the 401(k) Plan. Interest is credited to each participant’s account. During 2025, each participant’s account under the SERP was credited with gains and losses based on the investments selected by the Participant for the participant’s account under the SERP, from the investment menu made available by the Company for this purpose and similar to the participant-directed investment menu in place under the L.B. Foster 401(k) and Profit Sharing Plan.
The balance in a participant’s bookkeeping account generally becomes distributable, in the form of a lump sum, following the six-month anniversary of a participant’s separation from service due to involuntary termination by the Company (other than for cause) or retirement upon attainment of age 65 (or 55 with the Compensation Committee’s approval). Distributions may commence sooner for participants who are not considered “key employees” under the federal income tax laws and/or in the event of a participant’s death or separation from service due to disability, as defined in the SERP. No benefits are payable under the SERP if a participant terminates employment for any reason other than those specified above.
If a participant is discharged by the Company for cause (i.e., conduct that is injurious to the Company, conduct which intentionally violates either the Company’s written policies or the reasonable directives of the Company’s CEO, or the commission of a felony), such participant’s rights to any benefits under the SERP will be forfeited. If the Compensation Committee determines that a participant is engaged in conduct detrimental to the interests of the Company or has used or is using trade secrets or other confidential information gained while employed with the Company, the Compensation Committee may, upon written notice to the participant, suspend or forfeit the participant’s right to any benefit under the SERP.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
Change-In-Control
As discussed in the Introduction to the Compensation Discussion and Analysis and in “Other Compensation Practices” above, the Company has established the Separation Plan in order to retain and motivate its executives to focus on the Company’s successful operation, regardless of any real or perceived threat from a change-in-control. In certain circumstances, the Separation Plan provides for severance payments to our NEOs only upon a qualifying termination of employment in connection with a change-in-control. Certain of our stock and incentive plans and programs, and certain of our retirement plans also include change-in-control provisions or additional benefits upon termination. The following discussion explains the effects of termination, both within and outside of the context of a change-in-control, under the Separation Plan, our stock and incentive plans and programs, and our applicable retirement plans.
The payments and benefits detailed below are in addition to (i) any payments and benefits under our plans or arrangements which are offered or provided generally to all salaried employees on a non-discriminatory basis, and (ii) any accumulated vested benefits for each NEO, including those set forth in the 2025 Non-Qualified Deferred Compensation Table.
Termination of Employment - Outside of a Change-in-Control
Termination Provisions Under Our Equity and Annual Compensation Plans and Programs
We provide equity-based and cash-based long-term incentive awards for executives. Please see the Compensation Discussion and Analysis for further details of these programs.
Under the terms of the PSU awards, in the event an awardee’s employment is terminated during a performance period by reason of death, disability, or retirement on or after the one-year anniversary of the commencement of the applicable performance period, the awardee will be entitled to receive a pro-rated payment for any PSU, if earned, based on the number of complete months served by the awardee during the three-year performance period (or the number of remaining months in the performance period, if the awardee commenced employment after the start of the applicable performance period).
The Executive Annual Incentive Compensation Plan provides that, in the event an awardee terminates employment prior to the actual payment of an award, such awardee generally will not be entitled to any payment except in the event of termination by reason of death, disability, or retirement (as such terms are defined in the Executive Annual Incentive Compensation Plan), in which case the awardee will be entitled to receive a pro-rated award reflecting the awardee’s service during the applicable performance period, subject to the Committee’s certification of the achievement of applicable performance goals, among other matters.
Termination Provisions Under Our SERP
We maintain various retirement programs, including the SERP. There are no additional benefits provided to our NEOs in the event of a termination of employment prior to a change-in-control. Additionally, an executive is not entitled to benefits under SERP if that executive is terminated for “cause” or if the executive terminates employment with the Company, other than pursuant to a retirement (including an early retirement approved by the Company), death, or disability.
Change-In-Control and/or Related Termination of Employment
Change-In-Control Provisions Under the Executive Annual Incentive Compensation Plan
In the event of a change-in-control (as defined in the Annual Plan), an awardee will generally be entitled to receive a lump sum cash payment equal to the pro-rated target bonus for the year in which the change-in-control occurs, which will be based on the portion of the year that the awardee was employed by the Company prior to the change-in-control. The Compensation Committee may, in its sole discretion, determine that an awardee is not entitled to such payment.

Change-In-Control Provisions Under the Key Employee Separation Plan
Cash severance pay. If a NEO’s employment is terminated during the 90-day period prior to, on, or within two years of a change-in-control, either by the executive for good reason or by the Company other than for cause, death, or disability, the executive will receive, in cash as severance pay (in addition to amounts earned by such NEO through the termination date), an amount equal to the product of: the NEO’s benefit factor (as noted under “Other Compensation Practices” of this Proxy Statement) times the sum of (x) and (y) below:
(x)	the NEO’s base salary at the annual rate in effect on the termination date, plus
(y)	his target annual bonus opportunity under the Executive Annual Incentive Compensation Plan for the year in which the termination date occurs.
Continuation of medical and welfare benefits. The NEO will receive the same or equivalent medical, dental, and vision benefits (through the payment of the NEO’s COBRA premiums) received at the date of termination until the earlier to occur of: (i) the NEO reaching the age of 65, (ii) the date the NEO is provided similar benefits by another employer, or (iii) the period to which the NEO is entitled to coverage under COBRA (generally, 18 months).
Outplacement Services. The Company will provide a payment of $15,000 to the NEO to cover outplacement assistant services.
Limitations. To the extent that payments would constitute “excess parachute payments” within the meaning of Section 280G of the Code, such payments will be limited to the maximum amount permitted to be paid without causing any payments to be subject to the limitation of deductions under Section 280G of the Code.
Under the Separation Plan, “Change-In-Control” and “Good Reason” are defined as follows (which definition of “Change-in-Control” is substantially similar as such definitions in the equity plans and the Executive Annual Incentive Compensation Plan):
Change-In-Control - shall mean the first to occur, after the effective date of the Separation Plan, of any of the following:
(i)
any merger, consolidation, or business combination in which the shareholders of the Company immediately prior to the merger, consolidation or business combination do not own at least a majority of the outstanding equity interests of the surviving parent entity;

(ii)	the sale of all or substantially all of the Company’s assets in a single transaction or a series of related transactions;
(iii)
the acquisition of beneficial ownership or control (including, without limitation, power to vote) of a majority of the outstanding common stock of the Company by any person or entity (including a “group” as defined by or under Section 13(d)(3) of the Exchange Act, but excluding the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares); or

(iv)
a contested election of directors, as a result of which or in connection with which the persons who were directors of the Company before such election or their nominees cease to constitute a majority of the Board.

Upon the occurrence of a Change-in-Control as provided above, no subsequent event or condition shall constitute a Change-in-Control for purposes of the Separation Plan, with the result that there can be no more than one Change-in-Control under the Separation Plan.
Good Reason - shall mean the Participant’s separation from service by the Participant as a result of the occurrence, without the Participant’s written consent, of one of the following events:
(i)
A material reduction in the Participant’s annual Base Pay (as defined in the Separation Plan) (unless such reduction relates to an across-the-board reduction similarly affecting Participant and all or substantially all other executives of the Company and its affiliates);

(ii)
The Company makes or causes to be made a material adverse change in the participant’s position, authority, duties, or responsibilities which results in a significant diminution in the participant’s position, authority, duties, or responsibilities, excluding any change made in connection with (A) a reassignment to a new job position, or (B) a termination of participant’s employment with the Company for disability, cause, death, or temporarily as a result of participant’s incapacity or other absence for an extended period;
(iii)
A relocation of the Company’s principal place of business, or of participant’s own office as assigned to participant by the Company to a location that increases participant’s normal work commute by more than 50 miles; or

(iv)	Any other action by the Company that constitutes a material breach of the employment agreement, if any, under which participant’s services are to be performed.
In order for participant to terminate for Good Reason, (A) the Company must be notified by participant in writing within 90 days of the event constituting Good Reason, (B) the event must remain uncorrected by the Company for 30 days following such notice (the “Notice Period”), and (C) such termination must occur within 60 days after the expiration of the Notice Period.
Change-In-Control and Termination Provisions Under Our Equity Compensation Programs
For a description of the double trigger change-in-control provisions in our equity award agreements, see the Executive Summary of the Compensation Discussion and Analysis of this Proxy Statement.
The following tables detail the incremental payments and benefits (above those already disclosed in this Proxy Statement) to which the NEOs would have been entitled under each termination of employment and change-in-control scenario, assuming the triggering event occurred on December 31, 2025:

John F. Kasel	Non-Change-in-Control				Change-in-Control
NEO - Payments and Benefits	By Company without Cause or by Executive for Good Reason	Death	Disability	Retirement	By Company without Cause or by Executive for Good Reason	Without Termination of Employment or Termination for any other Reason
Lump Sum Severance(1)(2)	—	$654,400	$654,400	$654,400	$4,000,000	—
Benefits Continuation(3)	—	—	—	—	$27,321	—
Equity Awards (Unvested)	—	$805,453(5)	$771,021(5)	$805,453(5)	$4,771,048(6)	—
Outplacement Services	—	—	—	—	$15,000	—
SERP(4)	$482,603	$482,603	$482,603	$482,603	$482,603	—
Totals	$482,603	$1,942,456	$1,908,024	$1,942,456	$9,295,972	$0

William M. Thalman	Non-Change-in-Control				Change-in-Control
NEO - Payments and Benefits	By Company without Cause or by Executive for Good Reason	Death	Disability	Retirement	By Company without Cause or by Executive for Good Reason	Without Termination of Employment or Termination for any other Reason
Lump Sum Severance(1)(2)	—	$234,707	$234,707	$234,707	$1,456,712	—
Benefits Continuation(3)	—	—	—	—	$24,767	—
Equity Awards (Unvested)	—	$268,462(5)	$234,029(5)	$268,462(5)	$1,484,579(6)	—
Outplacement Services	—	—	—	—	$15,000	—
SERP(4)	$82,777	$82,777	$82,777	$82,777	$82,777	—
Totals	$82,777	$585,946	$551,513	$585,946	$3,063,835	$0

Brian H. Kelly	Non-Change-in-Control				Change-in-Control
NEO - Payments and Benefits	By Company without Cause or by Executive for Good Reason	Death	Disability	Retirement	By Company without Cause or by Executive for Good Reason	Without Termination of Employment or Termination for any other Reason
Lump Sum Severance(1)(2)	—	$176,609	$176,609	$176,609	$1,216,912	—
Benefits Continuation(3)	—	—	—	—	$38,923	—
Equity Awards (Unvested)	—	$233,888(5)	$199,456(5)	$233,888(5)	$1,267,449(6)	—
Outplacement Services	—	—	—	—	$15,000	—
SERP(4)	$129,042	$129,042	$129,042	$129,042	$129,042	—
Totals	$129,042	$539,539	$505,107	$539,539	$2,667,326	$0

Patrick J. Guinee	Non-Change-in-Control				Change-in-Control
NEO - Payments and Benefits	By Company without Cause or by Executive for Good Reason	Death	Disability	Retirement	By Company without Cause or by Executive for Good Reason	Without Termination of Employment or Termination for any other Reason
Lump Sum Severance(1)(2)	—	$202,012	$202,012	$202,012	$1,317,110	—
Benefits Continuation(3)	—	—	—	—	$38,923	—
Equity Awards (Unvested)	—	$249,196(5)	$214,764(5)	$249,196(5)	$1,367,592(6)	—
Outplacement Services	—	—	—	—	$15,000	—
SERP(4)	$127,022	$127,022	$127,022	$127,022	$127,022	—
Totals	$127,022	$578,230	$543,798	$578,230	$2,865,647	$0

Gregory W. Lippard	Non-Change-in-Control				Change-in-Control
NEO - Payments and Benefits	By Company without Cause or by Executive for Good Reason	Death	Disability	Retirement	By Company without Cause or by Executive for Good Reason	Without Termination of Employment or Termination for any other Reason
Lump Sum Severance(1)(2)	—	$68,958	$68,958	$68,958	$1,097,296	—
Benefits Continuation(3)	—	—	—	—	$38,923	—
Equity Awards (Unvested)	—	$206,364(5)	$171,932(5)	$206,364(5)	$1,078,178(6)	—
Outplacement Services	—	—	—	—	$15,000	—
SERP(4)	$134,447	$134,447	$134,447	$134,447	$134,447	—
Totals	$134,447	$409,769	$375,337	$409,769	$2,363,844	$0

(1)
Under the Separation Plan, the change-in-control Lump Sum Cash Severance value is equal to the applicable Benefit Factor multiplied by: (i) Participant’s Base Pay in effect as of the Date of Termination; plus (ii) the Participant’s target annual bonus opportunity under the L.B. Foster Company Executive Annual Incentive Plan for the year that the termination occurs.

(2)	The non-change-in-control Lump Sum Severance amounts under the categories of death, disability, and retirement reflect actual payouts related to the 2025 Executive Annual Incentive Compensation Plan.
(3)
Under the Separation Plan, these benefits consist of continued medical, dental, and vision benefits as described above. Benefits continuation is the cost of COBRA for the Company based on NEO’s benefit elections as of December 31, 2025.

(4)
Payout of the SERP other than for retirement assumes the following: the NEO was terminated due to involuntary termination by the Company (other than for cause), death or disability. A SERP payout would not be made to a NEO who terminated voluntarily for any reason other than a qualified retirement in accordance with the definition in the SERP.

(5)
This includes PSU award values that would be calculated in the “Non-Change-in-Control” situations of death, disability, and retirement. These values represent the pro rata portion of the anticipated award earned at the end of the performance period compared to target based on the number of complete months served by the awardee during the entire performance period.

(6)
This disclosure assumes that, in the event of a change in control, the acquiror will assume and replace outstanding equity awards. In the case of a double-trigger event (change in control and qualifying termination), the PSUs awarded under the two special PSU programs in 2021 (2021-2026 Performance Based Stock Retention Program) and 2022 (2022-2025 Strategic Transformation Plan) would be earned and vest at target values. The 2024-2026 PSUs would be earned based on actual performance for the 2024 and 2025 tranches and target for the 2026 tranche; and the 2025-2027 PSUs would be earned based on actual performance for the 2025 tranche and at target for the 2026 and 2027 tranches. Outstanding restricted stock awards would also vest. All values use the Company’s closing stock price of $26.95 per share on December 31, 2025.

RATIO OF ANNUAL COMPENSATION FOR THE CEO TO OUR MEDIAN EMPLOYEE
We are required to disclose the ratio of compensation of our principal executive officer (CEO Mr. Kasel), to our median employee’s annual total compensation. The values are as follows for 2025:

Mr. Kasel’s Total Annual Compensation:	$2,920,512
Median Employee’s Total Annual Compensation:	$66,743
Ratio of Median Employee’s Compensation to Mr. Kasel’s Compensation:	43:1

Consistent with Instruction 2 to Item 402(u) of Regulation S-K, the applicable SEC rule, we may identify our median employee for purposes of providing pay ratio disclosure once every three years and calculate and disclose total compensation for that employee each year in the subsequent three-year period. The pay ratio analysis of our employee population for purposes of our 2025 pay ratio disclosure was conducted with December 31, 2023 as the determination date to identify our median employee. In 2025, we determined there had been no change in our employee population or employee compensatory arrangements that would have significantly impacted the 2023 CEO pay ratio disclosure and that would have required us to identify a new median employee for purposes of our 2025 pay ratio disclosure. However, the median employee used in our 2023 and 2024 pay ratio disclosures experienced a change in circumstances in 2025, resulting in compensation that we reasonably believe would not have been representative and would have resulted in a significant change in our pay ratio disclosure. Consistent with SEC rules, for 2025, we chose to use a substitute employee who was immediately adjacent to the initial median employee and had substantially similar compensation to that of the initial median employee based on the compensation measure we had used to select the initial median employee.
The Company identified the median employee for purposes of its 2023 pay ratio disclosure by using its employee population as of December 31, 2023, of 867 employees that reflected a full fiscal and calendar year of compensation, and analyzing 2023 earnings using tax forms W2 (U.S.), T4 (Canada), and P60 (U.K.) for all employees, excluding our CEO. Once the Company identified its median employee for purposes of this pay ratio disclosure, that employee’s total compensation was calculated using the same methodology required for disclosure of compensation to the CEO in 2023, under the requirements established by the SEC for the Summary Compensation Table. The exchange rates used to convert both Canadian Dollars and British Pounds Sterling to U.S. Dollars were 0.75 and 1.27, respectively.
The pay ratio reported above is calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. In determining our median employee, we did not use any of the exemptions permitted under SEC rules. Similarly, except as described above, we did not rely on any material assumptions, adjustments (e.g., cost-of-living adjustments), or estimates (e.g., statistical sampling) to identify our median employee or to determine annual total compensation or any elements of annual total compensation for our median employee or the CEO.

PAY VERSUS PERFORMANCE (PVP)
The following table and related disclosures provide information about the relationship between compensation actually paid to our Named Executive Officers (“NEOs”) and certain financial performance metrics of the Company pursuant to an SEC-prescribed methodology, which is different from the SEC-prescribed methodology required for the Summary Compensation Table and related disclosures.

2025 PAY VERSUS PERFORMANCE
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(1)(2)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return(3)	Net Income (Loss) (Thousands) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2025	$2,920,512	$2,846,224	$1,109,760	$1,002,394	$278.41	$7,419
2024	$3,075,320	$3,628,621	$1,094,998	$1,285,292	$277.89	$42,843
2023	$2,857,653	$5,154,361	$1,030,107	$1,694,018	$227.17	$(1,199)

(1)
John F. Kasel served as our PEO for the full years of 2023, 2024 and 2025. The Non-PEO Named Executive Officers (the “Non-PEO NEOs”) reflected in columns (d) and (e) include the following individuals: Patrick J. Guinee (2023, 2024 and 2025), Brian H. Kelly (2023, 2024 and 2025), Gregory W. Lippard (2024 and 2025), William M. Thalman (2023, 2024 and 2025), and William F. Treacy, Jr. (2023).

(2)
The following amounts were deducted from / added to Summary Compensation Table (“SCT”) total compensation in accordance with the SEC-mandated adjustments to calculate compensation actually paid (“CAP”) to our PEO and average CAP to our non-PEO NEOs for 2025.

PEO SCT Total to CAP Reconciliation

Fiscal Year	2025
SCT Total	$2,920,512
- SCT “Stock Awards” column value	$(1,319,357)
- SCT “Option Awards” column value	$0
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Equity Awards Granted in Fiscal Year	$1,691,467
+/- Change in Fair Value of Equity Awards Granted in Prior Fiscal Years That Are Outstanding and Unvested as of the Covered Year-End	$166,036
+ Fair Value at Vesting of Equity Awards Granted in Fiscal Year That Vested During Fiscal Year	$0
+/- Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Fiscal Years That Vested During Fiscal Year	$(33,736)
- Fair Value as of Prior Fiscal Year-End of Equity Awards Granted in Prior Fiscal Years That Failed to Vest During Fiscal Year	$(578,698)
+ Dollar Value of Dividends/Earnings Paid Prior to the Vesting Date on Equity Awards in the Covered Year	$0
+ Excess Fair Value for Equity Award Modifications	$0
Compensation Actually Paid	$2,846,224

Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2025
Average SCT Total	$1,109,760
- SCT “Stock Awards” column value	$(329,840)
- SCT “Option Awards” column value	$0
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Equity Awards Granted in Fiscal Year	$327,953
+/- Change in Fair Value of Equity Awards Granted in Prior Fiscal Years That Are Outstanding and Unvested as of the Covered Year-End	$32,126
+ Fair Value at Vesting of Equity Awards Granted in Fiscal Year That Vested During Fiscal Year	$46,300
+/- Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Fiscal Years That Vested During Fiscal Year	$(6,689)
- Fair Value as of Prior Fiscal Year-End of Equity Awards Granted in Prior Fiscal Years That Failed to Vest During Fiscal Year	$(177,216)
+ Dollar Value of Dividends/Earnings Paid Prior to the Vesting Date on Equity Awards in the Covered Year	$0
+ Excess Fair Value for Equity Award Modifications	$0
Compensation Actually Paid	$1,002,394

(3)
Total shareholder return for the Company was calculated as the yearly percentage change in cumulative total shareholder return based on a deemed fixed investment of $100 at market close on December 31, 2022 and in accordance with Item 402(v) of Regulation S-K.

Pay Versus Performance Relationship Descriptions
CHARTS OF CAP VERSUS PERFORMANCE METRICS
The chart below illustrates the relationship between the PEO and Non-PEO NEOs’ CAP amounts and the Company’s TSR during the period 2023-2025.

CAP vs. TSR
Compensation Actually Paid (CAP) ($ millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$300
$250
$200
$150
$100
$50
$0
Total Shareholder Return (TSR)
Value of Initial Fixed $100 Investment
12/31/22
2023
2024
2025
CAP to PEO
Avg CAP to Non-PEO NEOs
Company TSR

The chart below illustrates the relationship between the PEO and Non-PEO NEO’s CAP amounts and the Company’s Net Income during the period 2023-2025.

CAP vs. Net Income
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Compensation Actually Paid (CAP) ($ millions)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Net (Loss) Income (Thousands $)
2023
2024
2025
CAP to PEO
Avg CAP to Non-PEO NEOs
Company Net Income

Supplemental Disclosure
The charts below illustrate the relationship between the PEO and other NEOs’ SCT Total Compensation, total shareholder return, and CAP amounts during the period 2023-2025. This relationship reflects the impact of changes in the Company’s stock price performance on the amount of Compensation Actually Paid in each year in relation to the amount reported in the Summary Compensation Table for the PEO and other NEOs.

SCT vs. CAP
Compensation Actually Paid (CAP) ($ millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
TSR +127%
TSR +22%
TSR +0.2%
2023
2024
2025
SCT Total for PEO
CAP to PEO

SCT vs. CAP
TSR +127%
TSR +22%
TSR +0.2%
Compensation Actually Paid (CAP) ($ millions)
$1.8
$1.5
$1.2
$0.9
$0.6
$0.3
$0.0
2023
2024
2025
Avg SCT Total for Non-PEO NEOs
Avg CAP to Non-PEO NEOs

AUDIT COMMITTEE REPORT
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.
The Audit Committee of the Board of Directors is composed of independent directors and oversees the Company’s financial reporting process on behalf of the Board. The Audit Committee is responsible for the appointment, compensation, and retention of the Company’s independent registered public accountants. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements of the Company for the year ended December 31, 2025. The Audit Committee’s Charter is available on the Company’s website (www.lbfoster.com). The Audit Committee held ten meetings during the 2025 fiscal year.
Management is responsible for the Company’s internal controls and for the financial reporting process. With respect to 2025, management advised the Audit Committee that all annual and quarterly financial statements reviewed by the Audit Committee had been prepared in accordance with generally accepted accounting principles.
The Audit Committee met and held discussions with Ernst & Young LLP (“Ernst & Young”) who is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and for issuing a report thereon, regarding the audited financial statements, including a discussion of the quality, not just the acceptability, of the Company’s accounting principles and Ernst & Young’s judgment regarding these matters. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding the independent registered public accountant’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young its independence. The Audit Committee concluded that Ernst & Young’s independence had not been impaired.
The Audit Committee discussed with the Company’s internal auditor and independent registered public accountants the overall scope and plans for their respective audits. The Audit Committee meets with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee discussed the results of Ernst & Young’s quarterly review procedures with the Company’s CEO, CFO, and Controller and with Ernst & Young prior to the Company’s release of quarterly financial information.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

AUDIT COMMITTEE
Bruce E. Thompson, Chair
Diane B. Owen
John E. Kunz

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth information at December 31, 2025 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	523,197(1)	—(2)	432,956(3)
Equity compensation plans not approved by security holders	—	—	—
Total	523,197(1)	—(2)	432,956(3)

(1)
The number is comprised of: (i) 516,529 PSUs and (ii) 6,668 PBSAs. Specifically, this number includes the 2023-2025 PSU awards (actual achievement), 2024-2026 PSU awards (actual achievement for tranche 1 and 2; maximum achievement for tranche 3), 2025-2027 PSUs (actual achievement for tranche 1; maximum achievement for tranches 2 and 3), and 2021 PBSA (maximum achievement for tranche 2). The Special PSUs with a performance period that ended on December 31, 2025 were not earned and are not included in this table.

(2)	At December 31, 2025, there were no outstanding awards with an exercise price. Weighted-average exercise price does not take into account PSUs or PBSAs because they have no exercise price.
(3)
Amount represents 432,956 shares of common stock available for future issuance under the L.B. Foster Company 2025 Equity and Incentive Compensation Plan and does not include the PSUs or PBSAs described in footnote 1 or 157,251 shares of restricted stock that were unvested as of December 31, 2025.

ADDITIONAL INFORMATION
Management is not aware, at this time, of any other matters to be presented at the Annual Meeting. If, however, any other matters should come before the meeting or any postponement or adjournment thereof, the proxies will be voted at the discretion of the proxy holders.
If you wish to present a proposal for possible inclusion in our Proxy Statement for the 2027 Annual Meeting of Shareholders pursuant to the SEC’s rules, you must send the proposal to: Patrick J. Guinee, Executive Vice President, General Counsel, and Corporate Secretary, L.B. Foster Company, 415 Holiday Drive, Suite 100, Pittsburgh, PA 15220. Under SEC rules, shareholder proposals submitted for inclusion in our Proxy Statement for the Annual Meeting of Shareholders to be held in 2027 pursuant to Rule 14a-8 of the Exchange Act must conform to the requirements of Rule 14a-8 of the Exchange Act and be received by the Corporate Secretary of the Company on or before December 11, 2026.
Shareholders who wish to bring business before or nominate a person for election as a director at the Company’s 2027 Annual Meeting of Shareholders (other than through a shareholder proposal pursuant to Rule 14a-8 of the Exchange Act) must notify the Corporate Secretary of the Company in writing and provide the information required by our Bylaws dealing with advanced notice director nominations and shareholder proposals. See the “Corporate Governance – Board Committees – Nomination and Governance Committee” section of this Proxy Statement for additional details. The notice must be delivered to the Corporate Secretary at the principal executive offices of the Company not later than the close of business on the 90th day (February 20, 2027) nor earlier than the close of business on the 120th day (January 21, 2027) prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder, to be timely, must be delivered not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2027 Annual Meeting or (ii) the 7th day following the day on which public announcement of the date of such meeting is first made.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is available to shareholders. A shareholder may obtain a copy of such Annual Report, including the financial statements and the financial statement schedules, free of charge on our website at www.lbfoster.com or by writing to the Investor Relations Department, L.B. Foster Company, 415 Holiday Drive, Suite 100, Pittsburgh, PA 15220 (a copy of any exhibits thereto will be provided upon payment of a reasonable charge limited to our cost of providing such exhibits).
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address with the same last name by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single copy of the Annual Report, Proxy Statement, and Notice of Internet Availability of Proxy Materials to multiple shareholders sharing an address unless contrary instructions have been received from such shareholders. Once shareholders have received notice from their broker that materials will be sent in the householding manner to the shareholder’s address, householding will continue until otherwise notified or until the shareholder revokes such consent.
If, at any time, shareholders wish to begin, or no longer wish to participate in householding, they should notify their broker if shares are held in a brokerage account. Shareholders of record may request to begin or discontinue householding in the future by contacting our transfer agent, Broadridge, at 1-866-540-7095, by mail to Broadridge; ATTN: Householding Department; 51 Mercedes Way, Edgewood, NY 11717. Promptly upon written or oral request, a separate copy of the Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, will be sent to a shareholder at a shared address to which a single copy of the documents was delivered. Any such request should be addressed to: Investor Relations Dept., L.B. Foster Company, 415 Holiday Drive, Suite 100, Pittsburgh, PA 15220, or may be made by calling the Company at (412) 928-3417.
Pittsburgh, Pennsylvania
April 10, 2026

APPENDIX A

FINANCIAL METRIC DEFINITIONS AND RECONCILIATIONS
(1)	2025 Annual Plan and 2023-2025, 2024-2026 and 2025-2027 PSU Annual (2025) Tranches: Corporate Adjusted EBITDA

2025
(in thousands)
2025 Adjusted EBITDA Reconciliation
Net income, as reported	$7,419
Interest expense – net	4,889
Income tax expense	9,997
Depreciation expense	9,143
Amortization expense	3,311
Total EBITDA	$34,759
UK Automated Material Handling Exit costs	1,351
Restructuring and other charges	2,981
Annual Plan incentive expense adjustment	(872)
Total Adjusted EBITDA – Annual Plan	$38,219
Less: LTIP Adjusted EBITDA Compensation Committee adjustment	(219)
Total Adjusted EBITDA – PSU Annual Tranches	$38,000

Definition for Annual Plan and PSU Annual Tranches: Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) shall mean: (a) income from continuing operations; (b) plus income tax expense; (c) plus interest expense; (d) minus interest income; (e) plus depreciation expense; (f) plus amortization expense; (g) plus or minus adjustments allowable as determined by the Compensation Committee.
Note: Adjusted EBITDA for the 2025 Annual Plan reflects an $872,000 negative reduction to adjust for the favorable incentive expense impact associated with the 2025 Annual Plan attainment reduction approved by Compensation Committee. Adjusted EBITDA for the PSU Annual Tranches reflects a further $219,000 negative reduction as the Compensation Committee capped the Adjusted EBITDA for PSU attainment purposes at $38,000,000.
(2)	2025 Annual Plan: Operating Unit (Rail) Adjusted EBITDA

2025
(in thousands)
2025 Adjusted EBITDA Reconciliation
Segment Operating Income	$15,592
Depreciation expense	1,521
Amortization expense	2,130
Other	109
Total EBITDA	$19,352
Restructuring costs	3,535
Total Adjusted EBITDA – Annual Plan	$22,887

Definition for Annual Plan: Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) shall mean: (a) income from continuing operations; (b) plus income tax expense; (c) plus interest expense; (d) minus interest income; (e) plus depreciation expense; (f) plus amortization expense; (g) plus or minus adjustments allowable as determined by the Compensation Committee.
Note: While the Total Adjusted EBITDA for Rail was above the threshold level of $22,781,000 for 2025, such attainment did not include the incentive expense required for attainment at the threshold. Such expense would have reduced Rail Total Adjusted EBITDA below the threshold. Therefore, the Compensation Committee determined that the Rail Adjusted EBITDA attainment for 2025 was zero.
A-1

(3)	2025 Annual Plan: Corporate Adjusted Free Cash Flow

2025
($ in thousands)
Corporate Adjusted Free Cash Flow Reconciliation
Net cash provided by operating activities	$35,619
Less: Capital expenditures on property, plant and equipment	(10,424)
Corporate Free Cash Flow	$25,195
Plus (minus) approved adjustments:
Other	14
Corporate Adjusted Free Cash Flow	$25,209

Adjusted Free Cash Flow for the Fiscal Year shall mean, with respect to the Company, cashflow from operations, less cash used for capital expenditures, plus cash proceeds from capital asset disposals, if any, with all amounts per the Company’s consolidated statement of cash flows. Results shall be determined incorporating approved adjustments, if any. Proceeds from the sale of property, plant and equipment totaling $51,000 were excluded from the determination of Corporate Adjusted Free Cash Flow as the attainment exceeded the maximum payout threshold.
(4)	2025 Annual Plan: Rail Adjusted Free Cash Flow

2025
($ in thousands)
Rail Adjusted Free Cash Flow Reconciliation
Segment Operating Income	$15,592
Depreciation expense	1,521
Amortization expense	2,130
Other	109
Total EBITDA	$19,352
Restructuring costs	3,535
Total Adjusted EBITDA	$22,887
Less: Capital expenditures on property, plant and equipment	(1,961)
Plus: Reduction in working capital	12,201
Plus: Other	6
Rail Adjusted Free Cash Flow	$33,133

Adjusted Free Cash Flow for the Fiscal Year shall mean, with respect to the Rail segment, Adjusted EBITDA, plus or minus changes in working capital, less cash used for capital expenditures, plus cash proceeds from capital asset disposals, if any. Results shall be determined incorporating approved adjustments, if any.
(5)	2023-2025, 2024-2026 and 2025-2027 PSU Annual Tranches: Economic Profit Improvement
For each measurement period, Economic Profit Improvement shall mean (a) Economic Profit (Loss) for the annual period, less (b) Economic Profit (Loss) for the year immediately preceding the first year of the applicable LTIP Plan (the Baseline Economic Profit (Loss)). Economic Profit (Loss), including the applicable Baseline Economic Profit (Loss), is calculated as (i) Net Operating Profit After Tax (NOPAT), less the applicable Capital Charge for the performance period, including the impact from any approved adjustments. With respect to 2025 attainment, the approved adjustments to NOPAT were consistent with those approved for the determination of Adjusted EBITDA for the 2025 Annual Plan. The Capital Charge is calculated as the average invested capital deployed during the performance period multiplied by the weighted average cost of capital (WACC). Economic Profit Improvement will be calculated with regard to: (a) effects of changes in accounting or tax law, (b) divestitures of properties, businesses, investments, equity in affiliates or held for sale discontinued operations and the costs associated with these actions, (c) costs of any acquisition or potential acquisition, purchase accounting and other non-operating results of an acquisition completed during the period, and (d) any significant or non-recurring item(s). The calculation of NOPAT, Capital Charge and Economic Profit (Loss) for each performance period shall utilize consistent methodologies used to calculate the applicable Baseline Economic Profit (Loss) including but not limited to a fixed income tax rate of 12% and a fixed WACC of 10%. Economic Profit Improvement for the 2024-2026 and 2025-2027 PSU Awards will be calculated in 2026 and 2027 by determining the Economic Profit in such performance period, calculated on a basis consistent with that used to calculate the applicable Baseline Economic Profit (Loss), and comparing the result to the Baseline Economic Profit (Loss) for each PSU Award.
A-2

L.B. FOSTER COMPANY
415 HOLIDAY DRIVE, SUITE 100
PITTSBURGH, PA 15220-2729
ATTN: INVESTOR RELATIONS

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FSTR2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86792-P47035-Z92159

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

L.B. FOSTER COMPANY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Raymond T. Betler
02) John F. Kasel
03) John E. Kunz
04) David J. Meyer
05) Diane B. Owen
06) Bruce E. Thompson

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Ratify appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2026.	☐	☐	☐
3. Advisory approval of the compensation paid to the Company's named executive officers for 2025.	☐	☐	☐

NOTE: The proxies are also authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

To attend the virtual meeting, log in to www.virtualshareholdermeeting.com/FSTR2026 where you must enter your control number found on your proxy card, voter instruction form, or Notice of Internet Availability.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement, and 2025 Annual Report are available at www.proxyvote.com.

V86793-P47035-Z92159

ANNUAL MEETING OF SHAREHOLDERS
May 21, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Raymond T. Betler and John F. Kasel, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of L.B. Foster Company that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 AM, Eastern Daylight Time on May 21, 2026, virtually at www.virtualshareholdermeeting.com/FSTR2026, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE TO THE BOARD OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

This card also serves as voting instructions to the trustee of the Company's 401(k) Plan with respect to shares of common stock of the Company held by the undersigned under such plan. If you hold shares in the 401(k) Plan, your voting instructions must be received by 11:59 p.m. Eastern Daylight Time on May 18, 2026, or the trustee will vote your plan shares in the same proportion as those plan shares for which instructions have been received.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD USING THE ENCLOSED REPLY ENVELOPE